SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by rule
       14c-5(d)(2))
[ X ]  Definitive Information Statement

                             KNIGHT INVESTMENT LTD.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[   ]  No Fee Required.
[   [  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies: Common Stock
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which  transaction  applies:
                  3,000,000
                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction: $1,215,275
                  --------------------------------------------------------------
         5)       Total fee paid: $243
                  --------------------------------------------------------------

[ X ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:
                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------
         3)       Filing Party:
                  --------------------------------------------------------------
         4)       Date Filed:
                  --------------------------------------------------------------

                             KNIGHT INVESTMENT LTD.
                              11601 E. Lusitano Pl.
                              Tucson, Arizona 85748

                                December 20, 2001

         The enclosed information statement is being furnished to shareholders of record on December 20, 2001, of Knight Investment Ltd., a Nevada corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

1. Approval and adoption of a Contribution Agreement whereby Northeast Mortgage L.L.C. will contribute all or substantially all of its assets to us in exchange for shares of our common stock. A copy of the Contribution Agreement is enclosed as Appendix A. Shareholders are entitled to assert dissenter's rights under Nevada Revised Statutes 92A.300-92A.500, a copy of which is enclosed as Appendix B;

2. Amend our Articles of Incorporation to change our name to Northeast Mortgage Corporation;

3. Amend our Articles of Incorporation to authorize the issuance of preferred stock at the discretion of our board of directors; and

4. Approve the adoption of the 2001 Incentive Stock Option Plan, a copy of which is enclosed as Appendix C.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

         Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced contribution agreement and has determined that the consideration to our shareholders is fair for our acquisition of Northeast Mortgage. In addition, our board of directors unanimously approved the amendment of our articles of incorporation and the adoption of the 2001 Incentive Stock Option Plan. All such actions will become effective on the closing date of the contribution agreement.

         The holder of 80% of our common stock has executed a written consent in favor of the above items. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has been sent to our shareholders.

                                             By Order of the Board of Directors



                                             /S/ Daniel L. Hodges
                                             Chairman of the Board

Tucson, Arizona
December 20, 2001

                              INFORMATION STATEMENT

                                Table of Contents
                                                                           Page

SUMMARY OF INFORMATION STATEMENT..............................................1

INFORMATION STATEMENT.........................................................3

    Risks Relating To Northeast's Business....................................3

    Risks Relating to the Combination.........................................8

    Unaudited Pro Forma Condensed Financial Information......................11

    Terms of the Combination.................................................15

DISSENTER'S RIGHTS OF APPRAISAL..............................................16

    The Companies............................................................16

    Description of Our Capital Stock.........................................28

CHANGE IN OUR CORPORATE NAME.................................................29

AUTHORIZE PREFERRED STOCK....................................................29

    Summary of the 2001 Stock Option Plan....................................32

                        SUMMARY OF INFORMATION STATEMENT

         The following summary highlights selected information from the entire information statement and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the combination. In particular, you should read the contribution agreement, which is attached as Annex A. When we refer to "pro forma" financial results, we mean our financial results as if the combination with Northeast and the issuance of the shares described below had occurred at the beginning of the relevant time period.

The Companies

         We were organized under the laws of the state of Nevada in 1997. We are currently an inactive corporation with a class of securities registered under the Securities Exchange Act of 1934. We have not had any significant assets and we have not engaged in any operations other than organizational matters. We were specifically formed to be a "blank check" corporation, for the purpose of either merging with or acquiring an operating company. Our principal executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748, and our phone number is (520) 731-9890.

         Northeast Mortgage, L.L.C., is a privately held limited liability company organized under the laws of the State of Connecticut. Northeast is a mortgage banker specializing in originating residential first and second mortgages. Northeast employs a combination of traditional and software intensive methods to originate loans and then sells such loans into the resale market. Northeast's principal executive offices are located at 800 Main Street South, Southbury, Connecticut 06488, and its phone number is (203)252-6110.

The Combination

         On the Effective Date, which is expected to be in January of 2002, we will acquire all or substantially all of the assets of Northeast under the terms and subject to the conditions of the contribution agreement and continue operations under the name Northeast Mortgage Corporation. In connection with the combination, on the Effective Date, all of the assets and liabilities of Northeast will become our assets and liabilities and Northeast's members will receive shares of our common and preferred stock as described in this information statement.

Unaudited Historical and Pro Forma Comparative Per Share Data

         The audited and unaudited financial statements included herein on pages F - 1 through F - 40 presents certain historical per share data for us and for Northeast and certain unaudited pro forma per share data that reflect our combination with Northeast using the purchase method of accounting. The data should be read in conjunction with our audited financial statements and those of Northeast, and the unaudited condensed financial information of us and Northeast that is included elsewhere in this Information Statement. The combined pro forma per share data for us and Northeast do not necessarily indicate the operating results that would have been achieved had the combination actually occurred at the beginning of the periods presented nor do they indicate future results of operations or financial position.

Market Price

         There are no public markets for either our common stock or for the membership interests of Northeast. There have been no sales of either our common stock or the membership interests of Northeast prior to the combination.

Reasons for the Combination

         In evaluating the proposed combination, our management considered criteria such as the value of the assets of Northeast, Northeast's ability to compete in its market and the present and anticipated business operations of Northeast. Based on these criteria, our management determined that the combination was in the best interest of our shareholders.

Votes Required

         Nevada law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Nevada further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the contribution agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Combination

         Neither our shareholders nor the members of Northeast will recognize gain or loss as a result of the combination.

Dissenter's Rights

         Any shareholder who dissents from the combination is entitled to the rights and remedies of dissenting shareholders as provided in chapter 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in the chapter. A copy of chapter 92A.380 of the Nevada Revised Statutes is attached as Appendix B to this proxy statement/prospectus. See also the section entitled "Dissenter's Rights of Appraisal" contained herein.

Government Regulation

         Our combination with Northeast is not subject to federal or state regulatory review.

                              INFORMATION STATEMENT

         This Information Statement has been prepared for the Board by our management. "We," "our," "Knight" and the "Company" refer to Knight Investment Ltd.. This Information Statement is first being sent to our stockholders on or about December 20, 2001.

Risks Relating To Northeast's Business


         The following risks related to Northeast's business, and our business once the combination is consummated, are important for you to consider.

If interest rates rise or general
economic  conditions
deteriorate, Northeast's
business could be harmed


         Northeast will likely originate fewer mortgage loans if interest rates rise. In periods of rising interest rates, demand for mortgage loans typically declines. During those periods, Northeast will likely originate and sell fewer mortgage loans and their revenues will decline. Demand for refinancing mortgages declines more significantly than for new home purchase mortgages during periods of rising interest rates. Northeast's business would also be adversely affected by declining economic conditions in those states where they originate mortgage loans, particularly in their residential real estate markets.

If Northeast does not comply
with mortgage banking rules
and regulations or other
regulatory requirements, its
business may be harmed

         Northeast's business is subject to the rules and regulations of various federal, state and local regulatory agencies in connection with originating, brokering, processing, underwriting and selling mortgage loans. These rules and regulations, among other things, impose licensing obligations on us, prohibit discrimination, establish underwriting guidelines and mandate disclosures and notices to borrowers. If we do not comply with these rules, regulations and requirements, the regulatory agencies may restrict our ability to originate mortgage loans. Regulatory and legal requirements are subject to change and may become more restrictive, making compliance more difficult or expensive or otherwise restrict Northeast's ability to conduct its business as it is now conducted.

The loss of key purchasers of
Northeast's loans or a
reduction in prices paid could
adversely affect Northeast's
financial condition

         As a mortgage banker, Northeast sells most of the loans it originates to institutional buyers. Generally, Northeast also sells the servicing rights to the loans at the time we sell the loans. If the financial institutions that typically purchase Northeast's loans cease to buy its loans or servicing rights and equivalent purchasers cannot be found on a timely basis, then its business and results of operations could be materially adversely affected. Northeast's results of operations could also be adversely affected if these purchasers lower the price they pay to it or adversely change the material terms of their loan purchases from it.

         The prices at which Northeast sells its loans vary over time. Several factors determine the prices Northeast receives for its loans. These factors include:

         o        the number of institutions that are willing to buy its loans;

         o        the amount of comparable loans available for sale;

         o        the levels of prepayments of, or defaults on, loans;

         o        the types and volumes of loans it sells;

         o        the level and volatility of interest rates; and

         o        the quality of its loans.

         The prices at which Northeast can sell its mortgage servicing rights vary over time and may be materially adversely affected by a number of factors, including the general supply of and demand for mortgage servicing rights and changes in interest rates. Servicing rights for a particular loan category that was originated at higher interest rates tend to have a lower value than those originated with comparatively lower interest rates due to the greater likelihood that loans with higher interest rates will be prepaid more quickly. Because Northeast's ability to fund mortgage loans depends on the availability of financing source, its revenue and business would be negatively affected if its current financing sources were canceled or not renewed.

Northeast's business may suffer
if it cannot attract or retain
qualified loan originators or if
it loses key personnel

         Northeast depends on its loan originators to generate customers by, among other things, developing relationships with consumers, real estate agents and brokers, builders and others, which it believes leads to repeat and referral business. Accordingly, Northeast must be able to attract, motivate, and retain skilled loan originators. The market for such persons is highly competitive and historically has experienced a high rate of turnover. Competition for qualified loan originators may lead to increased costs to hire and retain them. Northeast cannot guarantee that it will be able to continue to attract and retain a sufficient number of skilled loan originators to support its projected growth. If Northeast cannot attract or retain a sufficient number of skilled loan originators, or even if it can retain them but at much higher costs, its business and results of operations may be adversely impacted.

         Northeast is dependent on the continued services of certain key management personnel, particularly Brian Rogerson. The loss of the services of Brian Rogerson could significantly impact the future operations of the combined company and its ability to execute its business plan. We have not entered into employment contracts with Mr. Rogerson.

The market in which Northeast
operates is intensely
competitive and actions by its
competitors could harm its
business

         Northeast must compete with other mortgage bankers and brokers, many of whom are larger, better capitalized, better connected with institutional purchasers of loans and more experienced. Barriers to entry in the mortgage industry are relatively low and increased competition is likely. As Northeast seeks to expand its business, it will face a greater number of competitors, many of who will be in well-established markets it seeks to penetrate. Accordingly, Northeast may not be able to successfully compete against them or any future competitors. Moreover, competitors may be able to respond more quickly to take advantage of new or changing opportunities, technologies and customer preferences and requirements. They also may be able to undertake more extensive promotional activities and offer more attractive rates and other terms to borrowers, gaining a competitive advantage over Northeast.

Changes in existing government
sponsored and federal
mortgage programs could
negatively affect Northeast's
business

         Northeast's ongoing ability to generate revenue through mortgage sales to institutional investors depends largely on programs administered by Fannie Mae, the Federal Home Loan Mortgage Corporation and others that facilitate the issuance of mortgage-backed securities in the secondary market. A portion of Northeast's business also depends on various programs administered by the Federal Housing Administration and the Veterans Administration. Any discontinuance of, or significant reduction in, the operation of those programs could have a material adverse effect on Northeast's business and results of operations. Also, any significant adverse change in the level of activity in the secondary market or the underwriting criteria of these entities could reduce Northeast's revenues.

Northeast may be required to
return proceeds obtained from
the sale of loans, which would
negatively impact its results
of operations

         When Northeast sells a loan to an investor, it is required to make certain representations and warranties regarding the loan, the borrower and the property. These representations are based in part on Northeast's due diligence and related information provided to it by the borrower and others. If any of these representations or warranties are later determined to be false, Northeast may be required to repurchase the loan, including principal and interest, from the investor or indemnify the investor for damages or losses caused by the breach of the representation or warranty. In connection with some non-prime loan sales, Northeast may be required to return a portion of the premium paid by the investor if the loan is prepaid within the first year after its sale. If, to any significant extent, Northeast is required to repurchase loans, indemnify investors or return loan premiums, it could have a material adverse impact on Northeast's business and results of operations.

Northeast's non-conforming
mortgage business subjects it to
greater risks than its
conforming mortgage business

         Under Northeast's non-conforming (sometimes referred to as non-prime) mortgage loan programs, it places loans for borrowers who have impaired or limited credit histories or higher debt-to-income ratios than prime mortgage lenders allow. The non-conforming mortgage banking industry is riskier than the conforming mortgage business primarily because there is a greater risk of default and product offerings for non-conforming mortgages frequently change, which may make selling a non-conforming loan to institutional investors more difficult. Northeast's failure to adequately address the related risks could have a material negative effect on its business and results of operations.

Northeast's financial results
may fluctuate as a result of
seasonality and other factors,
including the demand for
mortgage loans, which makes it
difficult to predict
Northeast's future performance

         The mortgage industry is generally subject to seasonal trends. These trends reflect the general pattern of existing home sales, which typically peak during the spring and summer months and decline from January through March. Northeast's quarterly results can be expected to fluctuate in the future, reflecting the seasonality of the industry. Further, if the closing of a sale of loans or servicing rights is postponed, the recognition of income is also postponed. If such a delay causes Northeast to recognize income in the next quarter, its results of operation for the previous quarter could be materially adversely affected. Unanticipated delays could also increase Northeast's exposure to interest rate fluctuations by lengthening the period during which its variable rate borrowings under its credit facilities are outstanding.

         In addition, the following factors influence Northeast's revenues and net earnings:

         o        the level and volatility of interest rates;

         o        the overall demand for mortgage loans; and

         o        the size and timing of sales of loans and servicing rights.

         These and other factors may make it difficult to predict Northeast's results of operations.

If Northeast securitizes loans in
the future, it will be subject to
additional risks that it does not
currently  face

         Northeast does not currently securitize the loans it originates. Although it does not have any immediate plans to securitize its loans, Northeast may decide to do so in the future if market conditions or other considerations (such as our achieving the appropriate loan volume) justify doing so. Securitizing its loans would subject Northeast to numerous additional risks, including:

         o        delayed operating cash flow;

         o        conditions  in  the  general   securities  and  securitization
                  markets;

         o        retention of credit-enhancing residual interests;

         o        the need to obtain satisfactory credit enhancements; and

         o        increased potential for earnings fluctuations.

         If Northeast were to securitize its loans, it would have to adequately address these and other related risks. Failure to do so could have a material adverse impact on Northeast's business and results of operations.

Northeast may be exposed to
environmental liabilities with
respect to properties to which it
takes title, which could increase
its costs of doing business and
adversely impact its results of
operations

         In the course of Northeast's business, it may, at various times, have to foreclose upon and take title to residential properties, and could be subject to environmental liabilities with respect to such properties. To date, Northeast has not been required to perform any environmental investigation or remediation activities, nor has it been subject to any environmental claims relating to these activities. Northeast cannot provide assurance that this will remain the case in the future. Northeast may be held liable to a governmental entity or to third parties for property damage, personal injury, and investigation and clean up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substance or chemical releases at a property. The costs associated with an environmental investigation or remediation activities could be substantial.

Northeast is dependent on its
current warehouse line of credit
lender

         Northeast is currently dependent on its existing warehouse line of credit lender and line of credit. Consequently, Northeast's mortgage banking business is currently limited to the available capacity of the warehouse line of credit. Northeast's business would be adversely affected if, for any reason, its warehouse line of credit lender refused to expand or continue the line of credit or a substitute or additional warehouse line of credit could not be secured.

Northeast may have difficulty
managing future expansion

         Northeast's future success will be highly dependent upon its ability to successfully manage the expansion of its operations. Northeast's ability to manage and support its growth effectively will be substantially dependent on its ability to implement adequate improvements to financial and management controls, reporting systems, and other procedures and hire sufficient numbers of financial, accounting, administrative, and management personnel. There can be no assurance that Northeast will be able to identify, attract, and retain experienced personnel. Northeast's future operating results will depend on the ability of its management and other key employees to implement and improve its systems for operations, financial control, and information management, and to recruit, train, and manage its employee base. There can be no assurance that Northeast will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on our business, results of operations, and financial condition.

Risks Relating to the Combination

The consideration to be paid to
Northeast was determined by us
and the members of Northeast
after negotiation and may not
reflect any recognized criteria
of value

         The consideration offered to Northeast in the combination may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to Northeast, which can be deemed an offering price for Northeast's assets, was determined arbitrarily and solely by us and Northeast. In establishing the offering price, our management considered such matters as Northeast's financial resources and the general condition of the securities markets. The exchange ratio of the merger should not, however, be considered an indication of our or Northeast's actual value. Neither we nor Northeast obtained a fairness opinion in connection with the combination.

Certain anti-takeover features
of our articles of incorporation
and bylaws and Nevada law
may have the effect of
discouraging potential
acquisition proposals

         Upon consummation of the combination, certain provisions of our Articles of Incorporation and Bylaws, along with certain provisions of Nevada statutory law, could discourage potential acquisition proposals and could delay or prevent a change in control. Such provisions could diminish the opportunities for a shareholder to participate in tender offers, including tender offers at a price above the then current market value of our common stock. Such provisions also may inhibit fluctuations in the market price of our common stock that could result from takeover attempts.

Our shareholders will have less
influence over the combined
company as a result of the
issuance of the consideration
for the combination

         Non-affiliates, individuals or entities that do not control us, presently own 20% of our outstanding shares. As a result of the combination, the percentage interest of these shareholders will decline to 2.33% of our outstanding voting shares after the combination and therefore your ability to influence the management of the combined company will be significantly diminished.

Northeast may not continue to
be profitable

         Northeast has generated revenues from operations since 1996. Northeast's management and our management believe that after the combination the combined company will continue to generate revenues from operations. However, we cannot assure you that the combined company will continue to generate revenues after the combination.

There is no market for your
shares and you may not be able
to sell them

         There has been no trading market for our common stock. Although we are applying to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell.

         Once we have issued shares of our common stock in the combination, we do not know how our common stock will trade. The market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

         o the potential absence of securities analysts covering us and distributing research and recommendations about us;

         o the liquidity of our common stock will be low because only 200,000 shares will be in the hands of non-affiliates of the company and such shares are not eligible for sale under exemptions from registration under the Securities Act of 1933;

         o changes in earnings estimates by securities analysts or our ability to meet those estimates;

         o the operating results and stock price performance of other comparable companies;

         o        overall stock market fluctuations; and

         o economic conditions generally and in the mortgage industry in particular. Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

                           Forward Looking Statements

         This Information Statement contains certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the combination, the proposed combination with Northeast. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: a rise in interest rates, general economic deterioration in the U.S. economy, failure of Northeast to comply with banking rules and regulations or other regulatory requirements, the loss of key purchasers of Northeast's loans, inability to attract and retain loan originators, changes in federal government mortgage programs, possible environmental liability associated with real estate foreclosures, failure to maintain its warehouse line of credit, increased costs of being a public corporation following the combination and changes in our operations following the combination as a result of being a public corporation.

               Unaudited Pro Forma Condensed Financial Information

         The Proforma Unaudited Financial  Statements (See pages F-36 through F-
40) have been prepared in order to present consolidated financial position and results of operations for us and Northeast as if the combination had occurred as of January 1, 2001.

         On October 30, 2001, we entered into a contribution agreement whereby, subject to shareholder approval, we acquired, in exchange for 3,000,000 shares of our common stock and 4,600,000 shares of our Series A Preferred Stock. We are an inactive publicly registered shell corporation with no significant assets or operations. We will be the surviving entity in the combination. The transaction is accounted for using the purchase method of accounting.

         The value of the stock that will be issued was based on the historical cost of Northeast's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, we are the acquiring entity.

         The unaudited pro forma condensed financial data have been prepared by our management and the management of Northeast based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. This pro forma data may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information for us and for Northeast (including the notes thereto) included in this Form. See "Financial Statements."

                            Terms of the Combination

The Combination

         On the Effective Date, which is expected to be in November 2001, we will acquire all or substantially all of the assets of Northeast pursuant to the terms and subject to the conditions of the contribution agreement and continue our operations under the name Northeast Mortgage Corporation. In connection with the combination, on the Effective Date, all of the assets and liabilities of Northeast will become our assets and liabilities and Northeast will receive
3,000,000 shares of our common stock and 4,600,000 shares of our Series A Preferred Stock as described in the contribution agreement.

         We intend for federal and applicable state income tax purposes that the contribution qualify as a tax-free exchange under Section 351 of the internal revenue code of 1986, as amended.

         We did not seek an independent valuation expert to value either Northeast or our stock. Instead, the consideration was the result of arms-length negotiation among the parties.

         The Series A Preferred Stock will have the rights and preferences as described below in "Description of our Capital Stock."

Conditions to the Combination

         Our obligations and those of Northeast to consummate the merger are subject to the satisfaction or written waiver of the following conditions:

         o The absence of actual or threatened proceedings before a court or other governmental body relating to the merger;

         o Performance by us and Northeast of each party's obligations under the contribution agreement;

         o The accuracy, in all material respects, of the representations and warranties given by us and Northeast in the contribution agreement; and

         o        The receipt of certificates from us and Northeast.

         The   contribution   agreement  is  attached  as  Appendix  A  to  this
information statement.

                         DISSENTER'S RIGHTS OF APPRAISAL

         Any shareholder who dissents from the combination with Northeast is entitled to the rights and remedies of dissenting shareholders as provided in 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in such chapter. A copy of ss.ss. 92A.300 - 92A.500 of the Nevada Revised Statutes is attached as Appendix D to this Information Statement.

         A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the action is unlawful or fraudulent.

         A notice of dissenter's rights must be sent no later than ten days after the effectuation of the corporate action creating the dissenter's rights, this Information Statement constitutes such notice. A dissenting shareholder must demand payment by completing and executing a "Demand for Payment," a form which is attached hereto as Appendix E, and returning all share certificates to the Company at the following address:

                             Knight Investment Ltd.
                             Attn: Daniel L. Hodges, President
                             11601 E. Lusitano Pl.
                             Tucson, Arizona 85748

         All demands for payment must be received by [30 days from date of notice]. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

         We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Nevada Revised Statute ss.ss. 92A.300
- 92A.500, inclusive.

                                  The Companies

Knight Investment

         Since its inception on July 25, 1997, Knight Investment, Ltd., a Nevada corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of October ___, 2001 we had 26 shareholders.

         Our executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748. Our telephone number is (520) 577-1516. Our President, Secretary and sole director is Daniel L. Hodges.

         As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and generating revenues and earnings, in exchange for our securities. We have not and will not, if the combination is not consummated, limit our search to any particular field or industry.

         Mr. Hodges has a controlling interest in other shell companies which seek or have effected mergers or acquisitions similar to our proposed acquisition of Northeast's business and assets. In the past, Mr. Hodges has typically sold his controlling interests in the shell companies for cash. The other shareholders of the shell companies received interests in the applicable new company as a result of the merger or acquisition.

         Competition. We are not a significant participant in the market for business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

         Regulation and Taxation. We believe that we have structured the combination in such a manner as to minimize federal and state tax consequences to us and to Northeast and its members.

         Intellectual Property.  We own no intellectual property of any kind.

         Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

         Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

         Conflicts of Interest. We compete with Mr. Hodges' other shell companies and enterprises for his time and expertise.

Our Management's Discussion and Analysis of Financial Condition and Results of Operation

         We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation who seek perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company. In the past and, if we do not complete our combination with Northeast, in the future, Mr. Hodges has provided the funds necessary to seek opportunities and keep current in our filing obligations with the Securities and Exchange Commission.

Northeast Mortgage

General

         Founded in 1996, Northeast Mortgage, L.L.C., is engaged primarily in the mortgage banking business, and as such originates and sells mortgage loans.

Northeast's mortgage loans are principally prime credit quality first-lien mortgage loans secured by single- family residences. Northeast also offers home equity loans both in conjunction with newly produced prime credit quality first mortgages and as a separate product. In addition, Northeast offers sub-prime credit quality first-lien single-family mortgage loans.

The Mortgage Banking Industry

         The mortgage banking industry is the largest consumer debt-related sector in the United States. In 2000, mortgage loan origination volume in the United States was $1.024 trillion, compared to $1.285 trillion in 1999, and the volume is expected to approach $1.5 trillion in 2001, according to the Mortgage Bankers Association of America (MBA). The MBA also reports that mortgage bankers are the leading group of residential mortgage lenders, accounting for approximately 60% of mortgage loan originations in 1999.

         The mortgage banking industry involves primarily two businesses: origination of loans and servicing of loans. Origination is the process of taking a loan application, gathering the relevant credit history and other information on the borrower and funding the loan. Mortgage bankers obtain their funds typically by selling their loans in the secondary market. Servicing a loan occurs after the loan has been made to the borrower. Servicing involves the collection of principal and interest, the handling of prepayments and, when necessary, foreclosures. Although most mortgage bankers usually sell their loans shortly after funding, they may or may not sell the servicing rights.

         Mortgage brokers, in contrast to mortgage bankers, do not make the ultimate decision on whether or not to extend the customer a loan and they do not actually make the loan. They work as intermediaries between borrowers and lending sources. They typically have access to a variety of lenders and are able to offer a wide choice of loan programs. They are paid a fee by the borrower or the lender when the loan closes. According to The National Association of Mortgage Brokers, over 50% of residential mortgages were originated by mortgage brokers in 1999, and the average mortgage broker dealt with 40 mortgage lenders at any one time.

         The retail origination market of the mortgage banking industry is highly fragmented. According to Wholesale Access, a research and publishing firm in Columbia, Maryland, there were approximately 30,000 independent mortgage brokerage firms at year-end 2000, and the average independent brokerage firm originated approximately $15 million in mortgage loans.

Mortgage Banking Operations

         Northeast's primary objective is to offer a full range of mortgage products to qualified borrowers and to generate positive cash flow by selling substantially all originated loans for cash to institutional investors, usually without recourse, within a short period after such loans are originated, thereby reducing exposure to interest rate and credit risks.

         Northeast's revenues from mortgage banking activities are primarily generated from origination fees, lender fees, the premium it receives on the sale of mortgage loans it originates, and from interest earned during the period that Northeast holds mortgage loans for sale. Northeast's mortgage loans, together with servicing rights to these mortgages, are typically sold on a non-recourse basis to institutional investors within approximately 7 to 30 days of the date of origination of the mortgage. In general, when Northeast establishes an interest rate at the origination of a mortgage loan, it attempts to contemporaneously lock in an interest yield to the institutional investor that is purchasing the loan from Northeast. By selling these mortgage loans at the time of or shortly following origination, Northeast limits its exposure to interest rate fluctuations and credit risks. Furthermore, by selling its
mortgage  loans  on  a   "servicing-released"   basis,   Northeast   avoids  the
administrative and collection expenses of managing and servicing a loan portfolio and it avoids a risk of loss of anticipated future servicing revenue due to mortgage prepayments in a declining interest rate environment.

Operating Strategy

         Northeast's operating strategy includes the following elements:

         o continue to provide quality service. Northeast seeks to provide high levels of service to its retail customers and the broker network that is a source of wholesale loan originations. This service includes prompt preliminary approval of loans, consistent application of Northeast's underwriting guidelines and prompt funding of loans. To provide this level of service, a team of professionals that includes experienced loan sales personnel, processors and underwriters handles each loan. Northeast believes that this commitment to service provides it with a competitive advantage in establishing and maintaining a productive sales force and satisfactory broker relationships;

         o maintain underwriting standards. Northeast's underwriting process is designed to thoroughly, expeditiously and efficiently review and underwrite each prospective loan and to insure that each loan can be sold to a third-party investor by conforming to its requirements. Northeast employs 4 underwriters, with an average of 10 years of relevant mortgage loan experience to ensure that all originated loans satisfy Northeast's underwriting criteria. Each loan is reviewed and approved by a senior underwriter. Northeast believes that its experienced underwriting staff provides it with the infrastructure required to manage and sustain Northeast's growth rate while maintaining the quality of loans originated; and

         o continue delegated underwriting approval status. Northeast seeks to provide a high level of service to its retail and wholesale accounts, by having internal authority to approve a large portion of the loans it sells. In addition to FNMA, FHA and jumbo loans, Northeast has been delegated authority by certain institutional investors to approve many of Northeast's niche products. Northeast has provided training for its processors and underwriters to efficiently review each file for compliance with investor guidelines. Northeast believes that its delegated authority to approve most loans provides it with a competitive advantage because it allows Northeast to provide additional services to its borrowers and correspondents.

Loan Production

         Northeast originates conventional mortgage loans, mortgage loans insured by the Federal Housing Administration, home equity loans and sub-prime loans. A majority of the conventional loans are conforming loans that qualify for inclusion in guarantee programs sponsored by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The remainder of the conventional loans are non-conforming loans (i.e., jumbo loans with an original balance in excess of $252,700 or other loans that do not meet Fannie Mae or Freddie Mac guidelines). As part of its mortgage banking activities, Northeast originates conventional loans with original balances of up to $2 million.

         Northeast's typical retail customer is assigned to one of Northeast's mortgage loan officers working at one of Northeast's offices. The loan officer interviews the applicant about his/her mortgage borrowing needs and explaining Northeast's mortgage product alternatives. Following this interview, the mortgage loan officer assists the customer in completing an application and gathering supporting documentation ("loan file"). Once the loan file is submitted, a sales manager reviews the file to verify that the loan complies with a specific product that Northeast can resell to institutional investors. Northeast assigns a loan processor to review a loan file for completeness and requests missing documentation from the borrower. Northeast's review of a loan file and the related underwriting process generally includes matters such as verification of an applicant's sources of down payment and the accuracy of the applicant's income and other information, review of an applicant's credit report from a credit reporting agency, receipt of a real estate appraisal, and compliance with Northeast's underwriting criteria and those of either FHA and/or institutional investors. Northeast's review/underwriting process allows it to achieve efficiency and uniformity in processing, as well as quality control over all loans.

         When a loan reaches the underwriting department, Northeast's goal is to promptly evaluate the loan file to reach preliminary decisions within 24 to 48 hours of receipt. After a loan has been approved, Northeast issues a written loan commitment to the applicant that sets forth, among other things, the principal amount of the loan, interest rate, origination and/or closing fees, funding conditions and approval expiration dates.

         Approved applicants may elect to "lock-in" their mortgage interest rate as of the application date or thereafter or accept a "prevailing" interest rate. A "prevailing" interest rate is subject to change in accordance with market interest rate fluctuations and is set by Northeast three to five days prior to closing. At the closing, an attorney or closing agent hired by Northeast is responsible for completing the mortgage transaction and appropriate documentation in accordance with applicable law and Northeast's operating procedures.

         As a retail mortgage originator, Northeast performs all the tasks required in the loan origination process, thereby eliminating any intermediaries from the transaction. This permits Northeast to maximize fee income and to be a low cost provider of mortgage loans. Northeast believes that this structure provides it with a competitive advantage over mortgage brokers, who must outsource a significant portion of the loan origination process, and over banks, which usually have greater overhead expenses than Northeast. In addition, handling the entire loan origination process in-house leads to effective quality control and better communication among the various personnel involved.

Mortgage Products Offered

         Northeast believes it is one of a small group of multi-state mortgage bankers that offer on a direct (or retail) basis a broad array of mortgage products to prime credit borrowers (i.e., a credit-rated borrower seeking a conventional or FHA/VA insured loan), and borrowers who are unable to qualify for conforming home mortgages. Northeast's experience and expertise in numerous types of mortgage products also gives it the ability to originate a full range of mortgage products on a wholesale basis. This broad array of products allows increases the livelihood that prospective borrowers can obtain a mortgage through Northeast.



         The following are examples of the more than 200 mortgage programs offered to prime credit borrowers:

         o        fixed interest rate  mortgages  with a fixed monthly  payment.

                  This  loan is fully  amortizing  over a given  number of years
                  (for example, 15 or 30 years); a portion of the monthly payment covers both interest and principal; and

         o fixed interest rate balloon mortgages with equal monthly payments based on a long-term schedule (15 to 30 years), yet payment of the outstanding balance is due in full at an earlier date (5 to 10 years).

Fair Lending Programs

         In conjunction with fair lending initiatives undertaken by both Fannie Mae and Freddie Mac and promoted by various government agencies, including the Department of Housing and Urban Development, Northeast has established affordable home loan and fair lending programs for low-income, moderate-income and designated minority borrowers. These programs offer more flexible underwriting guidelines (consistent with guidelines adopted by Fannie Mae and Freddie Mac) than historical industry standards, thereby enabling more people to qualify for home loans. These guidelines lower down payments, income and cash reserve requirements and are more liberal in areas such as credit and employment history.

Loan Underwriting

         Northeast's guidelines for underwriting FHA-insured loans comply with the criteria established by that entity. Its guidelines for underwriting conventional conforming loans comply with the underwriting criteria employed by Fannie Mae and/or Freddie Mac. Northeast's underwriting guidelines and property standards for conventional non-conforming loans are based on the underwriting standards employed by private investors for such loans. Conventional loans having a loan to value ratio greater than 80% at origination are covered by primary mortgage insurance. The insurance may be paid for by the borrower or the lender.

         Northeast determines loan approval by using the following general underwriting criteria to determine if a conventional loan is a prime credit quality first mortgage loan application. Borrowers who do not qualify for a prime credit quality first mortgage may qualify for a sub-prime loan.

Employment and Income

         Applicants must exhibit the ability to generate income, on a regular ongoing basis, in an amount sufficient to pay the mortgage payment and any other debts the applicant may have. The following sources of income may be included when determining the applicant's ability: salary, wages, bonus, overtime, commissions, retirement benefits, notes receivable, interest, dividends, unemployment benefits, rental income and other verifiable sources of income.

         The type and level of income verification and supporting documentation required may vary based upon the type of loan program selected by the applicant. For salaried applicants, evidence of employment and income is obtained through written verification of employment with the current and prior employer(s) or by obtaining a recent pay stub and W-2 forms. Self-employed applicants are generally required to provide income tax returns, financial statements or other documentation to verify income.

Debt-to-Income Ratios

         Generally, an applicant's monthly housing expense (loan payment, real estate taxes, hazard insurance and homeowner association dues, if applicable) should be no greater than 25% to 28% of their monthly gross income. Total fixed monthly obligations (housing expense plus other obligations such as car loans, credit card payments, etc.) generally should be no greater than 33% to 36% of monthly gross income. Other areas of financial strength, such as equity in the property, large cash reserves or a history of meeting home mortgage or rental obligations are considered to be compensating factors and may result in an adjustment of these ratio limitations.

Credit History

         An  applicant's  credit  history is  examined  for both  favorable  and unfavorable occurrences. An applicant who has made payments on outstanding or previous credit obligations according to the contractual terms may be considered favorably. Items such as slow payment records, legal actions, judgments, bankruptcy, liens, foreclosure or garnishments are viewed unfavorably. In some instances, extenuating circumstances beyond the applicant's control, may mitigate the effect of such unfavorable items on the credit decision.

Property

         The property's market value is assessed to ensure that the property provides adequate collateral for the loan. Generally, properties are appraised by licensed real estate appraisers. Automated or streamlined appraisal systems may also be used to confirm property values on some loan programs.

Maximum Indebtedness to Appraised Value

         Generally, the maximum amount Northeast will lend is 95% of the property value (appraised value or purchase price, which ever is less). However, under certain loan programs this percentage may be exceeded. Loan amounts in excess of 80% of the appraised value generally require primary mortgage insurance to protect against foreclosure loss.

Funds for Closing

         Generally, applicants are required to have sufficient funds of their own to meet the down payment requirement. A portion of the funds may come from a gift or an unsecured loan from a municipality or a non-profit organization. Certain programs may require the applicant to also have cash reserves after closing.

Sub-prime Underwriting

         Generally, the same information is reviewed in the sub-prime underwriting process as in the prime credit quality first mortgage loan underwriting process. Borrowers who qualify generally have payment histories and debt-to-income ratios that would not satisfy Freddie Mac and Fannie Mae underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. Northeast's sub-prime mortgage loan underwriting guidelines establish the maximum permitted loan-to-value ratio for each loan type based upon these and other risk factors, with more risk factors resulting in lower loan-to-value ratios. On a case by case basis, Northeast may determine that, based upon compensating factors, a prospective borrower who does not strictly qualify under the underwriting risk category guidelines warrants an underwriting exception. Compensating factors may include low loan-to value ratio, low debt-to-income ratios, stable employment and time in the same residence.

Sale of Loans

         As a mortgage banker, Northeast follows a strategy of selling all loans that it originates to institutional investors. Substantially all prime credit quality first mortgage loans sold by Northeast are sold without recourse. Conforming conventional loans are generally pooled by Northeast and exchanged for securities guaranteed by Fannie Mae or Freddie Mac. These securities are then sold to national or regional broker-dealers. Substantially all conventional loans securitized through Fannie Mae or Freddie Mac are sold, subject to certain representations and warranties on the part of Northeast, on a non-recourse basis, whereby foreclosure losses are generally a liability of Fannie Mae and Freddie Mac and not Northeast.

         The strategy of selling all loans allows Northeast to (i) generate near-term cash revenues, (ii) limit Northeast's exposure to interest rate fluctuations and (iii) substantially reduce any potential expense or loss in the event the loan goes into default after the first month of its origination. The non-recourse nature of the majority of Northeast's loan sales does not, however, entirely eliminate Northeast's default risk since Northeast may be required to repurchase a loan from the investor or indemnify an investor if the borrower fails to make its first mortgage payment or if the loan goes into default and Northeast is found to be negligent in uncovering fraud in connection with the loan origination process.

         Northeast sells its non-conforming conventional loan production on a non-recourse basis. These loans can be sold either on a whole-loan basis or in bulk. Home equity and sub-prime loans may be sold on a whole-loan basis or in bulk.

Financing of Mortgage Banking Operations

         Northeast funds its mortgage banking and residential rehabilitation financing activities in large part through warehouse lines of credit. Northeast estimates that it had available committed and uncommitted credit facilities aggregating approximately $41 million as of April 2001. Its ability to continue to originate mortgage loans and provide residential rehabilitation financings is dependent on continued access to capital on acceptable terms. The warehouse facilities require Northeast to repay the amount it borrows to fund a loan generally within 30 to 90 days after the loan is closed or when Northeast receives payment from the sale of the funded loan, whichever occurs first. These borrowings are repaid with the proceeds received by Northeast from the sale of its originated loans to institutional investors or, in the case of residential rehabilitation activities, from the proceeds from the sale of the properties. Until the loan is sold to an investor and repayment of the loan is made under the warehouse lines, the warehouse line provides that the funded loan is pledged to secure Northeast's outstanding borrowings. The warehouse lines of credit contain certain covenants limiting indebtedness, liens, mergers, changes in control and sales of assets and requires Northeast to maintain minimum net worth and other financial ratios.

Information Technology

         Northeast employs nonproprietary technology throughout the enterprise and continually searches for new and better ways of both providing services to its customers and of maximizing the efficiency of its operations. Technology is viewed as part of Northeast's competitive advantage. By implementing highly integrated systems into its lines of business, Northeast believes it has been successful in the rapid start-up of new business enterprises. Northeast views technology as a key driver to maintaining productivity levels in its operations.

         Northeast continues to design and integrate into its operations the ability to access critical information for management on a timely basis. Northeast uses various software programs designed specifically for the mortgage lending industry. Each branch office provides senior management with mortgage originations and other key data. The information system also provides weekly and monthly detailed information on loans in process, fees, commissions, closings, financial statements and all other aspects of running and managing the business.

Competition

         The mortgage banking industry is highly competitive and fragmented. Northeast competes with other financial intermediaries (such as mortgage bankers, commercial banks, savings and loan associations, credit unions and insurance companies) and mortgage banking subsidiaries or divisions of diversified companies. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than Northeast.

         Competition in the mortgage banking industry is based on many factors, including convenience in obtaining a loan, customer service, marketing and distribution channels, amount and term of the loan and interest rates. Generally, Northeast competes by offering a wide selection of products through multiple channels, by providing consistent, high quality service and by pricing its products at competitive rates. Northeast believes that its competitive strengths include providing prompt, responsive service and flexible underwriting to independent mortgage bankers and brokers.

         Since there are significant costs involved in establishing retail mortgage offices, there may be potential barriers to market entry for any company seeking to provide a full range of mortgage banking services. No single lender or group of lenders has, on a national level, achieved a dominant or even a significant share of the market with respect to loan originations for first mortgages.

Regulation

         Northeast's business is subject to extensive and complex rules and regulations of, and examinations by, federal, state and local government authorities and government sponsored enterprises, including HUD, FHA, VA, Fannie Mae, Freddie Mac, Ginnie Mae and state regulatory authorities. These rules and regulations impose obligations and restrictions on Northeast's loan origination and credit activities, including the processing, underwriting, making, selling, brokering, securitizing and servicing of mortgage loans.

         Northeast's lending activities are also subject to various federal laws, including the Federal Truth-in-Lending Act and Regulation Z thereunder, the Homeownership and Equity Protection Act of 1994, the Federal Equal Credit Opportunity Act and Regulation B thereunder, the Fair Credit Reporting Act of 1970, the Real Estate Settlement Procedures Act of 1974 and Regulation X thereunder, the Fair Housing Act, the Home Mortgage Disclosure Act and Regulation C thereunder and the Federal Debt Collection Practices Act, as well as other federal statutes and regulations affecting our business activities. Northeast's loan origination activities are also subject to the laws and regulations of each of the states where it conducts business.

         These laws,  rules,  regulations  and  guidelines  limit  mortgage loan amounts and the interest rates, finance charges and other fees Northeast may assess, mandate extensive disclosure and notice to its customers, prohibit discrimination, impose qualification and licensing requirements on Northeast, establish eligibility criteria for mortgage loans, provide for inspections and appraisals of properties, require credit reports on prospective borrowers, regulate payment features, and prohibit kickbacks and referral fees, among other things. These rules and regulations also impose certain reporting and net worth requirements. Failure to comply with these requirements can lead to, among other things, loss of approved status, termination of contractual rights without compensation, demand for indemnification or mortgage loan repurchases, certain rights of rescission for mortgage loans, class action lawsuits and administrative enforcement actions.

         Although Northeast believes it has systems and procedures in place to ensure compliance with these requirements and believe that it currently is in compliance in all material respects with applicable federal, state and local laws, rules, regulations, there can be no assurance of full compliance with current laws, regulations and rules, that more restrictive laws, regulations and rules will not be adopted in the future, or that existing laws, regulations and rules or the mortgage loan documents with borrowers will not be interpreted in a different or more restrictive manner. The occurrence of any such event could make compliance substantially more difficult or expensive, restrict Northeast's ability to originate, purchase, sell or service mortgage loans, further limit or restrict the amount of interest and other fees and charges earned from mortgage loans that it originates, purchases or services, exposes it to claims by borrowers and administrative enforcement actions, or otherwise materially and adversely affect its business, financial condition and prospects.

         Members of Congress, government officials and political candidates have from time to time suggested the elimination of the mortgage interest deduction for federal income tax purposes, either entirely or in part, based on borrower income, type of loan or principal amount. Because many of Northeast's loans are made to borrowers for the purpose of purchasing a home, the competitive advantage of tax deductible interest, when compared with alternative sources of financing, could be eliminated or seriously impaired by this type of government action. Accordingly, the reduction or elimination of these tax benefits could have a material adverse effect on the demand for the type of mortgage loans Northeast offers.

Quality Control

         In accordance with HUD regulations, Northeast is required to perform quality control reviews of its FHA mortgage originations. Northeast outsources these reviews to a third party with expertise in performing such reviews. They examine approximately 10% of all conventional mortgage originations and 30% of all FHA mortgage originations for compliance with federal and state lending standards, which may involve reverifying employment and bank information and obtaining separate credit reports and property appraisals. Quality control reports are submitted to senior management monthly.

Marketing

         Northeast  utilizes  a  number  of  methods  to  generate   prospective
customers:

         o newspaper and magazine advertisements that direct customers to its website (currently generating 20,000 hits per month);

         o        telemarketing off of purchased lists of potential customers;

         o "live transfers," or customers who have shown interest to a telemarketing representative that are immediately transferred to a loan officer;

         o        referrals;

         o        solicitation of real estate agents; and

         o affiliations with credit unions as the credit unions exclusive mortgage lender.

Seasonality

         The mortgage banking industry is generally subject to seasonal trends. These trends reflect the general pattern of resales of homes, which sales typically peak during the spring and summer seasons and decline from January through March. Refinancings tend to be less seasonal and more closely related to changes in interest rates.

Environmental Matters

         In the course of its business, Northeast takes title (for security purposes) to residential properties intended for near term rehabilitation and resale. Additionally, Northeast may foreclose on properties securing its mortgage loans. To date Northeast has not been required to perform any investigation or remediation activities, nor has it been subject to any environmental claims relating to these activities. There can be no assurance, however, that this will remain the case in the future. Although Northeast believes that the risk of an environmental claim arising from its ownership of a residential property (whether through residential rehabilitation financing or through foreclosure) is immaterial, Northeast could be required to investigate and clean up hazardous or toxic substances or chemical releases at a property, and may be held liable to a governmental entity or to third parties for property damage, personal injury and investigation and clean up costs incurred by such parties in connection with the contamination, which costs may be substantial. In addition, Northeast, as the owner or former owner of a contaminated site, may be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from such property.

Employees

         As of April 4, 2001, Northeast has 108 employees, combined at all locations, substantially all of whom are employed full-time. None of Northeast's employees are represented by a union. Northeast considers its relations with its employees to be satisfactory.

Northeast's Management Discussion and Plan of Operation Plan of Operation

GENERAL

         Northeast is a retail mortgage banker. It relies exclusively on the origination and closing of residential mortgage applications for its revenue stream. The revenue derived from these activities includes but is not limited to origination fees (points), processing fees, underwriting fees, administration fees, application fees (credit and appraisal), document preparation fees, premium from sale of loans, and interim interest revenue. Northeast's main focus is to establish itself as a premiere national mortgage banker. We are currently authorized to originate and close residential mortgages in 17 states. Northeast offers substantially all residential mortgage programs available in the industry today. It also provides services to a number of credit unions by providing mortgage financing programs to their members, the largest of which is the General Electric Employee Federal Credit Union.

PLAN OF OPERATION

         During the fiscal year ended December 31, 2000, Northeast focused its resources in further establishing a presence in the financial services industry as a regional mortgage banker. Its primary goals were to increase the number of loans originated while controlling and then reducing salaries and other expenses required to facilitate the closing of the mortgage transaction. In January of 2000 Northeast established its own telemarketing department to increase the number of leads available to its sales staff while also decreasing advertising related expenses. A new Mesa, Arizona office was established in the second half of 1999. That office has established itself locally in 2000 and Northeast expects a profit for that branch for 2001. In addition to taking the necessary steps to increase production Northeast eliminated and consolidated a number of salary positions while also restructuring the compensation plans of all salespeople in an effort to improve earnings.

RESULTS OF OPERATIONS AND ANALYSIS OF FINANCIAL CONDITION

         Revenues decreased 18.3% to $5,999,240 in 2000 from $7,342,511 in 1999.
However, total expenses decreased 23.5% to $5,803,576 in 2000 from $7,583,139 in 1999 resulting in net income of $195,664 for 2000 as opposed to a net loss of $240,628 in 1999. The lower total expenses were primarily a result of cost cutting measures in the way we advertise and compensation plan restructuring during 2000. Salaries were reduced 24.4% in 2000 to $2,803,401 from $3,707,900 in 1999. Advertising expenses were lowered 61.1% in 2000 to $150,624 from $387,398 in 1999 by generating our own mortgage leads rather than purchasing them from outside vendors. We expect that the cost cutting measures will result in additional savings as existing accounts payable are eliminated by the savings and future needs for a number of the associated vendors and accounts payable eliminated. We expect that advertising expenses will remain constant with the majority of ongoing expense related to advertising through our internal telemarketing department. We do not foresee any material increases in costs in the near future.

        Northeast originated 1217 loans in 2000 for a total of $154,261,262 in funded loan amounts. In January 2001 we also opened a second Arizona office in Phoenix to further expand our Arizona presence and improve our revenues and earnings.

         Northeast originated 963 loans through the first 6 months of 2001 for a total of $140,998,878 in funded loan amounts resulting in an 63% increase in units closed and a 72% increase in funded loan amounts as compared to the same period in 2000.

SEASONALITY

         The mortgage banking industry is generally subject to seasonal trends. We are subject to this seasonality. Production tends to decrease during the summer and increase during the fall, winter, and spring.

MARKET RISK

Interest rates are the primary market risk Northeast faces. Increasing interest rates tend to decrease the number of loans originated. Northeast compensates for interest rate increases by offering variable rate mortgages, sub-prime loans, and equity loans, which tend to gain in popularity during periods of increased interest rates. In periods of decreasing interest increase the number of loans originated during the decreasing rate trend. Investors whom Northeast sells its loans compete for its business therefore decreasing interest rate environment has only a positive effect on its results of operations effect only.

LIQUIDITY AND CAPITAL RESOURCES

Northeast expects that it will be able to satisfy its cash requirements for the next twelve months from its existing cash flow.

EMPLOYEES

Northeast does not expect any material change in the number of employees.

Description of Our Capital Stock

         We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share. As of October 10, 2001, there were 1,000,000 common shares issued and outstanding held by 26 shareholders. There is no public market for our common stock.

         The rights of holders of our common stock are subject to the rights of holders of any preferred stock that may be issued in the future. All outstanding shares of common shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Upon liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all net assets available for distribution to shareholders after payment to creditors. The common stock is not redeemable and has no preemptive or conversion rights.

         After the closing of the combination, our board of directors will have the authority, without further action by the shareholders, to issue up to 10,000,000 shares of preferred stock in one or more series, and to fix the rights, designations, preferences, privileges, qualifications, and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and sinking fund terms, any or all of which may be greater than the rights of our common stock. The issuance of preferred stock could adversely affect the voting power of holders of our common stock and the likelihood that such holders will receive dividend payments upon liquidation. Such issuance could have the effect of decreasing the market price of our common stock. The issuance of preferred stock may have the effect of delaying, deterring or preventing a change in control without any further action by the shareholders, and thus may be viewed as having an anti-takeover effect.

         Following the effectiveness of the actions contained in this Information Statement we will create the Series A preferred stock with the terms and conditions contained in the certficate of designations and preferences attached as Annex B. As part of the consideration for the combination we will issue 4,600,000 shares of our Series A Preferred Stock to Northeast.

Voting Rights

         Holders of our common shares are entitled to one vote per share on all matters submitted for shareholders vote. A majority of the outstanding shares entitled to vote constitute a quorum and action generally is taken by a majority of the votes cast.

         Holders of our Series A Preferred Stock are entitled to one vote per share in the election of directors only. Votes from the holders of common stock are aggregated with the votes from the holders of Series A Preferred for the election of directors only. A quorum for the election of directors would therefore consist of a majority of the outstanding Series A Preferred and common stock combined.

Conversion

         Holders of the Series A Preferred Stock are entitled to convert their preferred stock into common stock on a one-for-one basis at any time following the date of issuance.

Redemption

         We may redeem the Series A Preferred Stock at any time after one year and one day from the date of issuance at our option. The redemption price will be determined at the time of redemption based on the market price of our common stock at that time less any discounts thought to be appropriate by our board of directors.

Dividends

         Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

         We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

Merger or Consolidation

         In the event of a merger or consolidation, holders of our common stock will vote as a class and such action shall be approved by a vote of a majority of the shares entitled to vote being necessary for approval. In any merger or consolidation, holders of common stock must be treated equally per share.

                          CHANGE IN OUR CORPORATE NAME

         Following the combination, our board of directors has decided that it is in our best interests to change our name to reflect the combination with Northeast in order to capture the goodwill associated with that name. Therefore, following the closing of the combination we will amend to our articles of incorporation to change our name to Northeast Mortgage Corporation. The form of amendment is attached hereto as Appendix C.

                            AUTHORIZE PREFERRED STOCK

         We are asking you to consider an amendment to our articles of incorporation which would allow for the issuance of preferred stock. At the present time, our articles of incorporation do not allow for the issuance of preferred stock. The board of directors has reviewed this matter and has decided that it is in our best interest to amend our articles of incorporation to provide for 10,000,000 shares of "blank check" preferred stock.

         Blank check preferred stock is preferred stock that is generally authorized for issuance without any determination of rights and preferences attached to it. The final decision as to the rights and preferences of preferred stock that is issued rests in the hands of the board of directors without any further shareholder approval requirement. In other words, the board of directors can issue preferred stock in one or more classes with varying rights and preferences from time to time without asking your permission.

         As mentioned above, the board of directors reviewed this matter and determined that not having the ability to issue preferred stock was a detriment to our ability to achieve our business strategy. In addition, in the context of the combination, the lack of authorized preferred stock would hinder our ability to raise additional capital, assuming the combination is consummated, for the ongoing business operations of Northeast.

         The form of amendment that we are asking for your approval on is attached hereto as Annex C.

Security Ownership of Our Shares By Certain Beneficial Shareholders

         (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

         As of October 10, 2001, Daniel L. Hodges was:

         Name and Address of Beneficial Owner     Amount            Percent
         ------------------------------------ --------------- -----------------
         Daniel L. Hodges                         800,000                   80%
         President and Director
         11601 E. Lusitano Pl.
         Tucson, AZ  85748


         After the merger our shareholders will own 200,000 shares or 2.33% of the combined company.

Executive Compensation of our Directors and Officers

         Mr. Hodges, the sole officer and director has not received any compensation, at any time.

Shareholder Proposals

         If the combination is not consummated, we may hold an annual meeting of shareholders during 2002. In the event such a meeting is held, any shareholder notice of a proposal intended to be presented at such meeting must be received at our principal offices no later than the close of business of the sixtieth day prior to the meeting, unless the public announcement is first made by us fewer than seventy days prior to the date of such annual meeting, then the notice must be received by the close of business on the tenth day following the day on which the public announcement of the date of such annual meeting.

         A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, in his capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act.

Management Following the Combination

         The following table sets forth the names, positions and ages of the individuals who wills serve as our directors and executive officers following the combination. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer   Age      Position(s) With Company

Brian Rogerson             36          Chairman and President

Sean Rogerson              34          Director, Vice President and COO

Anthony Gabriele           36          Director

Daniel L. Hodges           35          Director and Secretary

Brian Rogerson

         Mr. Rogerson formed Northeast Mortgage LLC in October 1996 with his brother Sean Rogerson and his associate Anthony Gabriele. From 1991 until October 1996 he was vice president of Retail Lending at Fairfield Mortgage Corporation. Prior to Fairfield he was a Senior Loan Officer at United Financial Funding and a loan officer and account executive with Family Financial Services, Inc. Mr. Rogerson holds a B.S. in Management and Finance from Sacred Heart University.

Sean Rogerson

         Mr. Rogerson formed Northeast Mortgage LLC in October 1996 with his brother Brian Rogerson and his associate Anthony Gabriele from 1992 until October 1996, he was a Senior Loan Officer at Fairfield Mortgage Corporation. Prior to Fairfield Mr. Rogerson was with Gateway Bank where he upgraded branch computer networks and trained employees in the automated functions and programs used by the bank. He was also a specialist in IRA and SEP accounts at Bankmart and a Charge Back Supervisor at the Bank and New England.

Anthony Gabriele

         Mr. Gabriele formed Northeast Mortgage LLC in October 1996 with Messrs. Brian and Sean Rogerson. From 1995 until the formation of Northeast Mortgage in 1996, Mr. Gabriele was a Loan Officer at Fairfield Mortgage Corporation. Prior to joining Fairfield, he was a Sales Manager for Comtek International responsible for the organization and development of international trade events in Russia, Romania and Germany. Mr. Gabriele holds a Bachelor's degree in Business Economics from Southern Connecticut State University.

Daniel L. Hodges

         Daniel L. Hodges has been our sole Director, President, Chief Financial Officer and Secretary since shortly after our formation. Mr. Hodges has been president and director of Solomon Consulting Corp. which specializes in corporate and securities consulting since 1995. Mr. Hodges is also currently on the board of directors of two charitable organizations as well as a number of blank check companies. Mr. Hodges received his B.S. from Thomas A. Edison State College in Trenton, New Jersey. He is also a graduate of the U.S. Air Force Undergraduate Pilot Training program and currently holds the rank of Captain in the Air National Guard.

Our Principal Shareholder

         As of October 10, 2001, Daniel L. Hodges holds 800,000 shares of our common stock which represents 80% of our issued and outstanding capital stock. He is also our sole director and executive officer. The remaining 200,000 shares of our common stock are held by 25 shareholders none of whom own in excess of 1% of our shares.

                      Summary of the 2001 Stock Option Plan

Our board of directors adopted the 2001 Stock Option Plan on October ___, 2001. The plan authorizes us to issue 1,000,000 shares of common stock for issuance upon exercise of options. The Plan authorizes us to grant to our key employees
(i) incentive stock options to purchase shares of common stock and (ii) non-qualified stock options to purchase shares of common stock.

Objectives

         The objective of the Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees whose performance, in the judgment of the compensation committee of our board of directors, can have significant effect on our success.

Oversight

         The compensation committee of our board of directors will administer the plan by making recommendations to the board or determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the plan and to establish and amend rules for its administration subject to the plan's limitations. The compensation committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

Types of grants

                  The plan allows for the grant of both incentive stock options and incentive stock options. The plan does not specify what portion of the awards may be in the form of incentive stock options or non-statutory options. Incentive stock options awarded our to employees are qualified stock options under the Internal Revenue Code.

Statutory conditions on stock options

                  Incentive stock options granted under the plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of the our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant.

- Exercise price

                  Non-statutory stock options may have exercise prices as determined by the compensation committee of our board of directors.

- Dollar limit

                  The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date

                  Any option granted under the plan will expire at the time fixed by the compensation committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exerciseability

                  The compensation committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the compensation committee may accelerate the exerciseability of any option at its discretion.

- Assignability

                  Options granted under the plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death, within twelve months after the date of disability, or within three months after termination for any other reason.

Payment upon exercise of options

                  Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of our common stock.


Tax consequences of options

                  An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the plan.

                  An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

                  An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture. The subsidiaries will be entitled to deductions for federal income tax purposes as a result of the exercise of a nonstatutory option and the disqualifying sale or disposition of incentive stock options in the year and the amount that the employee recognizes ordinary income as a result of such disqualifying disposition.

                                  ANNUAL REPORT

         Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2000, is incorporated into this Information Statement by this reference and accompanies this Information Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on October 10, 2001. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

         If you have questions about this Information Statement, please call Daniel L. Hodges, our sole officer. Mr. Hodges may be reached at (520) 982-9890.

                          INDEPENDENT AUDITOR'S REPORT


Knight Investment Ltd.
(A Development Stage Company)


     We have audited the accompanying balance sheets of Knight Investment Ltd. (a development stage company) as of December 31, 2000 and 1999, and the related statements of operations and cash flows for the two years ended December 31, 2000 and the statement of stockholder's equity from July 25, 1997 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Knight Investment Ltd. (a development stage company) as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the two years ended December 31, 2000 in conformity with generally accepted accounting principles.

                                         Respectfully submitted



                                         /s/ ROBISON, HILL & CO.
                                         Certified Public Accountants

Salt Lake City, Utah
February 6, 2001

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                                 BALANCE SHEETS





                                                              December 31,
                                                           --------------------
                                                            2000         1999
                                                           -------      -------

Assets: ..............................................     $  --        $  --
                                                           =======      =======

Liabilities - Accounts Payable .......................     $  --        $  --
                                                           -------      -------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 shares at December 31,
    2000 and 1999 ....................................       1,000        1,000
  Paid-In Capital ....................................       2,531          350
  Retained Deficit ...................................      (1,200)      (1,200)
  Deficit Accumulated During the
    Development Stage ................................      (2,331)        (150)
                                                           -------      -------

     Total Stockholders' Equity ......................        --           --
                                                           -------      -------

     Total Liabilities and
       Stockholders' Equity ..........................     $  --        $  --
                                                           =======      =======

















   The accompanying notes are an integral part of these financial statements.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS





                                                                     Cumulative
                                                                     since
                                                                     October 20,
                                                                     1999
                                                                     inception
                                            For the year ended       of
                                             December 31,            development
                                          ---------------------
                                           2000           1999           stage
                                          -------         -----         -------
Revenues: ........................        $  --           $--           $  --

Expenses: ........................          2,181           150           2,331
                                          -------         -----         -------

     Net Loss ....................        $(2,181)        $(150)        $(2,331)
                                          -------         -----         -------

Basic & Diluted loss per share            $    -          $-
                                          =======         ====






















   The accompanying notes are an integral part of these financial statements.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
              SINCE JULY 25, 1997 (INCEPTION) TO DECEMBER 31, 2000



                                                                           Deficit
                                                                           Accumulated
                                                                           During
                                         Common Stock    Paid-In Retained  Development
                                       Shares  Par Value Capital Deficit   Stage
                                      ---------  ------  ------  -------   -------
Balance at July 25, 1997 (inception)       --    $ --    $ --    $  --     $  --

November 4, 1997 Issuance of Stock
for Services and payment
of Accounts Payable ................  1,000,000   1,000

Net Loss ...........................       --      --      --     (1,100)     --
                                      ---------  ------  ------  -------   -------

Balance at December 31, 1997 .......  1,000,000   1,000    --     (1,100)     --

Net Loss ...........................       --      --      --       (100)     --
                                      ---------  ------  ------  -------   -------

Balance at December 31, 1998 .......  1,000,000   1,000    --     (1,200)     --

Capital contributed by Shareholder .       --      --       350     --        --
Net Loss ...........................       --      --      --       --        (150)
                                      ---------  ------  ------  -------   -------

Balance at December 31, 1999 .......  1,000,000   1,000     350   (1,200)     (150)

Capital contributed by Shareholder .       --      --     2,181     --        --
Net Loss ...........................       --      --      --       --      (2,181)
                                      ---------  ------  ------  -------   -------

Balance at December 31, 2000.         1,000,000  $1,000  $2,531  $(1,200)  $(2,331)
                                      =========  ======  ======  =======   =======










   The accompanying notes are an integral part of these financial statements.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS



                                                                     Cumulative
                                                                     Since
                                                                     October 20,
                                                                     1999
                                                                     Inception
                                                 For the years ended of
                                                        December 31, Development
                                                      ---------------
                                                       2000     1999     Stage
                                                      -------   -----   -------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss ...........................................  $(2,181) $ (150)  $(2,331)
Increase (Decrease) in Accounts Payable ............     --      (200)     (200)
                                                      -------   -----   -------
  Net Cash Used in operating activities ............   (2,181)   (350)   (2,531)
                                                      -------   -----   -------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities .............................     --      --        --
                                                      -------   -----   -------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder .................    2,181     350     2,531
                                                      -------   -----   -------
Net Cash Provided by
  Financing Activities .............................    2,181     350     2,531
                                                      -------   -----   -------

Net (Decrease) Increase in
  Cash and Cash Equivalents ........................     --      --        --
Cash and Cash Equivalents
  at Beginning of Period ...........................     --      --        --
                                                      -------   -----   -------
Cash and Cash Equivalents
  at End of Period .................................  $  --     $--     $  --
                                                      =======   =====   =======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest .........................................  $  --     $--     $  --
  Franchise and income taxes .......................  $   200   $ 300   $   500

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES: None



   The accompanying notes are an integral part of these financial statements.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of accounting policies for Knight Investment Ltd. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

     The Company was incorporated under the laws of the State of Nevada on July 25, 1997. The Company ceased all operating activities during the period from July 25, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

     The Company has no products or services as of December 31, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

     The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:


                                                         Per-Share
                              Income       Shares        Amount
                              ------       ------        ------
                             (Numerator)  (Denominator)

                             For the year ended December 31, 2000
Basic Loss per Share
Loss to common shareholders  $   (2,181)    1,000,000   $      -
                             ==========  ============   ========


                             For the year ended December 31, 1999
Basic Loss per Share
Loss to common shareholders  $     (150)    1,000,000   $      -
                             ========== =============   ========

     The effect of outstanding common stock equivalents would be anti-dilutive for December 31, 2000 and 1999 and are thus not considered.

Concentration of Credit Risk

     The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

NOTE 2 - INCOME TAXES

     As of December 31, 2000, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $3,500 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

     The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

     As of December 31, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

     On October 20, 1999 the Board of Directors authorized 1,000 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 999,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 and 1998 have been restated to reflect the stock split.

                         INDEPENDENT ACCOUNTANT'S REPORT


Knight Investment Ltd.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Knight Investment Ltd. (a development stage company) as of September 30, 2001 and December 31, 2000, and the related statements of operations for the three and nine months ended September 30, 2001 and 2000, and cash flows for the nine month periods ended September 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISOH, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
November 16, 2001

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                September 30,    December 31,
                                                                    2001             2000
                                                               ---------------  --------------
Assets - Prepaid Expense                                       $         1,307  $           -
                                                               ===============  ==============

Liabilities - Accounts Payable                                 $             -  $           -
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at September 30, 2001
    and December 31, 2000                                                1,000           1,000
  Paid-In Capital                                                        6,387           2,531
  Retained Deficit                                                      (1,200)         (1,200)
  Deficit Accumulated During the
    Development Stage                                                   (4,880)         (2,331)
                                                               ---------------  --------------
     Total Stockholders' Equity                                          1,307               -
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $         1,307  $            -
                                                               ===============  ==============










                       See accompanying notes and accountants' report.

                             KNIGHT INVESTMENT, LTD.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                                                  Inception
                 For the three months ended       For the nine months ended           of
                       September 30,                    September 30,            development
               ------------------------------  -------------------------------
                    2001            2000            2001            2000            stage
               --------------  --------------  --------------- ---------------  --------------
Revenues:      $            -  $            -  $             - $             -  $            -

Expenses:               1,193             352            2,549           1,287           4,880
               --------------  --------------  --------------- ---------------  --------------

     Net Loss  $       (1,193) $         (352) $        (2,549)$        (1,287) $       (4,880)
               ==============  ==============  =============== ===============  ==============

Basic &
Diluted loss
per share      $            -  $            -  $             - $             -
               ==============  ==============  =============== ===============














                       See accompanying notes and accountants' report.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                  For the nine months ended      Inception of
                                                        September 30,            Development
                                               -------------------------------
                                                    2001            2000            Stage
                                               --------------- ---------------  --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                       $        (2,549)$        (1,287) $       (4,880)
Increase (Decrease) in Accounts Payable                      -             312               -
Decrease (Increase) in Prepaid Expenses                 (1,307)              -          (1,307)
                                               --------------- ---------------  --------------
  Net Cash Used in operating activities                 (3,856)           (975)         (6,187)
                                               --------------- ---------------  --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                    -               -               -
                                               --------------- ---------------  --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                       3,856             975           6,187
                                               --------------- ---------------  --------------
Net Cash Provided by
  Financing Activities                                   3,856             975           6,187
                                               --------------- ---------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                  -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                     -               -               -
                                               --------------- ---------------  --------------
Cash and Cash Equivalents
  at End of Period                             $             - $             -  $            -
                                               =============== ===============  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                     $             - $             -  $            -
  Franchise and income taxes                   $             - $             -  $          500

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

                        See accompanying notes and accountants' report.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Knight Investment Ltd. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of September 30, 2001 and for the three and nine month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Nevada on July 25, 1997. The Company ceased all operating activities during the period from July 25, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

results could differ from those estimates.

Reclassifications

        Certain reclassifications have been made in 2000 financial statements to conform with the 2001 presentation.

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                               For the three months ended September 30, 2001
                                               ---------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (1,193)       1,000,000  $            -
                                              ===============  ===============  ==============

                                               For the three months ended September 30, 2000
                                               ---------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $          (352)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                For the nine months ended September 30, 2001
                                                --------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (2,549)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                For the nine months ended September 30, 2000
                                                --------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (1,287)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

                             KNIGHT INVESTMENT LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $6,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - SUBSEQUENT EVENTS

        On October 30, 2001, the Company entered into an agreement with Northeast Mortgage, LLC ("Northeast"), whereby the Company will acquire all of the assets and liabilities of Northeast in exchange for 3,000,000 shares of common stock and 4,600,000 shares of Series A Preferred Stock.

                          INDEPENDENT AUDITOR'S REPORT


To The Members of Northeast Mortgage, LLC:

We have audited the accompanying balance sheets of Northeast Mortgage, LLC as of December 31, 2000, and the related statements of operations, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the management of Northeast Mortgage, LLC. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northeast Mortgage, LLC as of December 31, 2000, and the results of its operations and its cash flows for the two years ended December 31, 2000 in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Northeast Mortgage, LLC. Such informatuion has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Governmental Auditing Standards, we have also issued a report dated April 24, 2001 on our consideration of Northeast Mortgage, LLC's internal controls and on its compliance with laws and regulations




/s/ KAHAN, STEIGER & COMPANY, P.C.
KAHAN, STEIGER & COMPANY, P.C.

Stamford, Connecticut
April 24, 2001

        NORTHEAST MORTGAGE, LLC
        BALANCE SHEET
        DECEMBER 31, 2000


        ASSETS

        CURRENT ASSETS
Cash ......................................................          $   120,941
Mortgages Receivable ......................................           13,492,411
Accounts Receivable .......................................              300,216
Employee Advances .........................................              156,217
Accrued Interest Receivable ...............................               61,596
                                                                      ----------
TOTAL CURRENT ASSETS ......................................           14,131,381
                                                                      ----------

FIXED ASSETS - NET ........................................              313,668
                                                                      ----------
OTHER ASSETS
Deposits ..................................................              118,184
Notes Receivable - Second Mortgages .......................               70,290
Customer Lists - Net ......................................              465,560
                                                                      ----------
TOTAL OTHER ASSETS ........................................              654,034
                                                                      ----------

TOTAL ASSETS ..............................................          $15,099,083
                                                                     ===========


LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITES
Bank Line of Credit .......................................          $   713,863
Warehouse Line of Credit ..................................           12,321,450
Accounts Payable and Accrued Expenses .....................              828,105
Customer Deposits .........................................               23,000
                                                                      ----------
TOTAL CURRENT LIABILITIES .................................           13,886,418
                                                                      ----------

MEMBERS' EQUITY ...........................................            1,212,665
                                                                      ----------

TOTAL LIABILITIES AND MEMBERS' EQUITY .....................          $15,099,083
                                                                     ===========

        See Accompanying Notes

        NORTHEAST MORTGAGE, LLC
        STATEMENT OF OPERATIONS AND MEMBERS' EQUITY
        FOR THE YEAR ENDED DECEMBER 31, 2000



        REVENUE
Fees - Net ...............................................          $ 5,863,464
Interest .................................................              135,776
                                                                      ----------
TOTAL REVENUE ............................................            5,999,240
                                                                      ----------
EXPENSES
Wages ....................................................            2,803,401
Advertising ..............................................              150,624
Depreciation and Amortization ............................              170,845
Auto .....................................................               70,093
Charitable Contributions .................................                  625
Dues and Subscriptions ...................................                1,296
Employee Benefit Programs ................................              241,014
Insurance ................................................               38,481
Interest .................................................              471,237
Professional Fees ........................................               54,881
Licenses .................................................               13,472
Repairs and Maintentance .................................               14,423
Office ...................................................               77,204
Other Taxes ..............................................                  125
Payroll Taxes ............................................              242,742
Postage ..................................................               25,924
Rent .....................................................              257,609
Supplies .................................................               84,120
Telephone ................................................              315,351
Business Travel and Entertainment ........................              131,969
Utilities ................................................               17,771
Credit Reports ...........................................               92,060
Appraisal Fees ...........................................              237,271
Broker Fees and Other Expenses ...........................              120,635
Equipment Leases .........................................               91,375
Overnight Delivery .......................................               47,729
Loss from private mortgages ..............................               31,299
                                                                      ----------
TOTAL EXPENSES ...........................................            5,803,576
                                                                      ----------
NET INCOME BEFORE
    GUARANTEED PAYMENTS TO MEMBERS .......................              195,664

GUARANTEED PAYMENTS TO MEMBERS ...........................              144,406
                                                                      ----------
NET INCOME ...............................................               51,258

BEGINNING MEMBERS' EQUITY ................................              351,362

Add: Contributions .......................................            1,684,274

Less: Distributions ......................................             (874,229)
                                                                      ----------
ENDING MEMBERS' EQUITY ...................................          $ 1,212,665
                                                                    ===========

        See Accompanying Notes

        NORTHEAST MORTGAGE, LLC
        STATEMENT OF CASH FLOWS
        FOR THE YEAR ENDED DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income ................................................       $    51,258
  Adjustments To Reconcile Net Income
  To Net Cash Provided By Operating Activities:
    Depreciation And Amortization ...........................           170,845
    (Increase) Decrease In:
         Accounts Receivable ................................          (152,903)
         Miscellaneous Receivable ...........................           288,662
         Employee Advances ..................................            (7,766)
         Accrued Interest Receivable ........................            67,879
         Prepaid Expenses ...................................           125,186
    Increase (Decrease) In:
         Accounts Payable and Accrued Expenses ..............           366,458
         Customer Deposits ..................................             5,135
                                                                      ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES ...................           914,754
                                                                      ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Loan Originations, Net of Principal Collections ...........        (5,250,246)
  Deposits ..................................................           (79,581)
  Customer Lists Expenditures ...............................           (75,000)
  Capital Expenditures ......................................            (6,953)
                                                                      ----------
                                                                     (5,411,780)
                                                                      ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net Borrowing Under Private Mortgages .....................        (1,050,000)
  Net Borrowing Under Line of Credit Arrangements ...........         4,792,025
  Contributions From Members ................................         1,684,274
  Distributions To Members ..................................          (874,229)
                                                                      ----------
                                                                      4,552,070
                                                                      ----------

NET INCREASE IN CASH ........................................            55,044

CASH AT BEGINNING OF PERIOD .................................            65,897
                                                                      ----------
CASH AT END OF PERIOD .......................................       $   120,941
                                                                    ===========



SUPPLEMENTAL DISCLOSURES
  Cash Paid During The Period:
    Interest ................................................       $   450,379



        See Accompanying Notes

NORTHEAST MORTGAGE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


Note #1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Nature of Operations

Northeast Mortgage, LLC, formerly known as Northeast Mortgage Corporation, LLC, was organized on October 1, 1996 pursuant to the Limited Liability Company Act of the State of Connecticut. According to the operating agreement, the company has a finite life of thirty (30) years and no member shall be personally liable for any debts or losses of the company beyond such member's capital interest. The company, with offices in Southbury, Connecticut, Easton, Massachusetts, and Mesa, Arizona, is a licensed mortgage lender.

The Company's principal activity is the origination of mortgage loans and the sale of the loans to permanent investors. The company does not retain the right to service any of the mortgage loans sold to permanent investors. The Company, as a non supervised mortgagee, also originates FHA insured Title II mortgages which are sold to permanent investors.



Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand deposits, and short-term investments with original maturities of three months or less.



Fixed Assets

Fixed  assets  are  recorded  at  cost.  Major  renewals  and  improvements  are
capitalized,   while   maintenance  and  repairs  are  expensed  when  incurred.
Depreciation is computed as follows:

                                                              ACCUMULATED
                            COST        METHOD       LIFE     DEPRECIATION       NET
                         ----------   -----------   -------   ----------     ----------
Furniture and Fixtures   $  291,201   Accelerated   7 Years   $  132,171     $  159,030
Office Equipment            419,350   Accelerated   5 Years      264,711     $  154,639
                         ----------                           ----------     ----------
                         $  710,550                           $  396,882     $  313,668
                         ==========                           ==========     ==========



Customer Lists

Customer Lists acquired are recorded at cost and are being amortized over their estimated useful lives of fifteen years using the straight line method.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Concentration of Credit Risk

The company's financial instruments that are exposed to concentration of credit risk consist primarily of cash and mortgages receivable. The company places its cash investments with high credit quality institutions. At times such investments may be in excess of the FDIC insurance limit. The mortgages receivable are secured by residential real estate.



Income Taxes

The company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the members and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.



Comprehensive Income

The company does not have any accumulated other comprehensive income items, and therefore, is not required to report comprehensive income.



Advertising

Advertising costs are expensed as incurred.

Note #2 MORTGAGES RECEIVABLE

Mortgages Receivable consist principally of mortgage loans originated and held for sale to permanent investors. They are held at lower of cost or market. Market value is determined by the permanent investor commitment. Also included in Mortgages Receivable are private mortgages, with terms of three and six months, that bear interest at 13.99% per annum. The notes are secured by residential real estate located in the states of Connecticut and Arizona and are financed through the company and its members. The fair value for these mortgages receivable approximate carrying amounts due to the short maturities of these instruments.



Note #3 OPERATING LEASE COMMITMENTS

The company leases office space in Southbury, Connecticut, Easton, Massachusetts and Mesa, Arizona under agreements with terms of one to five years. In addition to the base rents, the company is, in general, responsible for paying its pro rata share of the increases in real estate taxes and operating expenses over the base year amounts.

The company leases office equipment under agreements with terms of three years.

The  following   summarizes   the  future   minimum  lease  payments  under  all
noncancelable operating lease obligations:


                2001                                            $  203,791
                2002                                            187,333
                2003                                            167,190
                2004                                            12,011
                2005                                            0


Note #4 DEPOSITS

Included in deposits are amounts paid to permanent investors under indemnification agreements for loans sold and now serviced by said investors. Management expects no future indemnifications, nor do they expect to repurchase any loan sold, and accordingly, no provision has been made in the financial statements.



Note #5 CONVERSION OF DEBT

During 2000 a restructuring of debt occurred. A $1,050,000 obligation of the company was converted to personal obligations of the members and are accordingly reported as member contributions.

Note #6 PROFIT SHARING PLAN

On June 1, 1997, the company (employer) established a 401(k) Profit Sharing Plan. Any full time employee who has completed three months of service and has attained age 21 is eligible to participate. The employer can make a descretionary matching contribution based on the employee elective contribution. The contribution, if any, is determined each year. For 2000, there was no matching contribution made.




Note #7 LINES OF CREDIT

                                                                               Outstanding Balance
$1,250,000 Line of Credit - Newtown Savings Bank ...............................   $   713,863
                                                                                   ===========
    Interest at prime rate plus 3% per annum
    Security interest in all business assets and personal guarantee of members and their spouses
    Expired December 29, 2000,  Loan  Modification  made March 29, 2001 creating term loan ...............................................................

$10,000,000 Line of Credit -Horizon Bank .......................................   $ 7,265,946
    Interest at Prime plus 1% per annum
    Security interest in all business assets and personal guarantee of members and their spouses
     Expires October 31, 2001,  Amended and Restated March 20, 2001 Increased to
       $15,000,000 Line of Credit ..............................................

$6,000,000 Line of Credit - People's Bank ......................................     5,055,504
    Interest at Federal Discount Rate
    Security interest in all business assets and personal guarantee of members and their spouses
     Expires June 30, 2001
                                                                                   -----------
        Total Lines Of Credit ..................................................   $12,321,450
                                                                                   ===========

Note #8 COMMITMENTS AND CONTINGENCIES

The Company is involved in various legal actions arising in the normal course of business. The Company is a party in the following pending matters:

        In NCO Telecommunications (NCO) v. Northeast Mortgage, LLC, an arbitrator awarded damages to NCO as a result of an alleged breach of contract in connection with the purchase of mortgage leads. NCO has transferred the receivble to Creative Marketing Strategies (Creative). The Company has reached a verbal agreement with Creative in the amount of $75,000. Accordingly, accounts payable includes $75,000 related to this matter.

        In Covino v. Northeast Mortgage, LLC, the plaintiff is claiming damages as a result of an alleged breach of a lease for commercial office space in Waterbury, Connecticut. While the Company believes that it has valid defenses to the plaintiff's claims, legal counsel is attempting to resolve the matter prior to trial to minimize legal costs. Legal counsel believes the matter will be settled for approximately $17,000. Accordingly, accounts payable includes $17,000 related to this matter.

        In Luciano et al v. Northeast Mortgage, LLC, the plaintiffs are claiming damages as a result of an alleged breach of a commitment to lend as well as other tort related claims. The Company intends to vigorously defend this action and has joined co-defendant IndyMac Mortgage Holdings, Inc. in retaining legal counsel to represent its interest. The ultimate resolution of this matter is not ascertainable at this time. No provision has been made in the financial statements related to this claim.

        In Newtown Savings Bank (Bank) v. Northeast Mortgage, LLC, the Bank alleged breach of a credit facility. The Company does not believe it breached the credit facility and, subsequent to December 31, 2000, has reached a new agreement with the Bank.


Note #9 SUBSEQUENT EVENTS

On March 29, 2001, the Company signed a new credit agreement with Newtown Savings Bank (Bank). The new agreement amends the Commercial Note and Revolving Loan Agreement dated December 4, 1997 wherein a revolving credit facility was made available to the Company by the Bank in the amount of One Million Dollars ($1,000,000).

The new  agreement,  with a principal sum of $676,000,  is payable in fifty-nine
(59) monthly principal payments of $5,633.33 plus interest commencing April 29, 2001 with the final payment of the entire unpaid principal balance of $343,633.53 plus interest payable on March 29, 2006. Interest is calculated at a variable rate per annum of two percentage points above the Prime Rate as published by the Wall Street Journal.

                             SUPPLEMENTARY SCHEDULE

        NORTHEAST MORTGAGE, LLC
        COMPUTATION OF ADJUSTED NET WORTH FOR RECERTIFICATION OF
        NONSUPERVISED MORTGAGEES OTHER THAN LOAN CORRESPONDENTS
        DECEMBER 31, 2000


        1.  Servicing Portfolio as of December 31, 2000 ........   $          0

        2.  Add:
            Originated during fiscal year ......................   $ 17,275,938
            Purchased from loan correspondent during fiscal year              0
                                                                    ------------
                Subtotal .......................................     17,275,938

        3.  Less:
             Amounts included in line 2:
             Servicing retained ................................   $          0
             Loan correspondent purchases retained .............              0
                                                                    ------------
                Subtotal .......................................              0
                                                                    ------------

        4.  Total ..............................................   $ 17,275,938
                                                                   ============

        5.  1% of line 4 .......................................   $    172,759
                                                                    ------------

        6.  Minimum Net Worth required
                     (Greater of $250,000 or line 5) ...........   $    250,000
                                                                    ------------
        7.  Net Worth Required .................................   $    250,000
                                                                   ============
                     (lesser of $1,000,000 or line 6)



        Members' Equity (Net Worth) per Balance Sheet ..........      1,212,665

        Less:    Unacceptable Assets:...........................
                          Customer Lists .......................       (465,560)
                                                                    ------------
        Adjusted Net Worth for HUD Requirement Purposes ........   $    747,105
                                                                    ------------
        Adjusted Net Worth ABOVE Amount Required ...............   $    497,105
                                                                    ------------
        Adjusted Net Worth BELOW Amount Required ...............   $          0
                                                                    ------------

                               INDEPENDENT ACCOUNTANT'S REPORT


Northeast Mortgage, LLC.

        We have reviewed the accompanying balance sheet of Northeast Mortgage, LLC. as of June 30, 2001 and December 31, 2000, and the related statements of operations for the three and six month periods ended June 30, 2001 and 2000, and cash flows for the six month periods ended June 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
September 7, 2001

                                   NORTHEAST MORTGAGE, LLC.
                                        BALANCE SHEETS

                                                                  June 30,       December 31,
ASSETS:                                                             2001             2000
                                                               ---------------  --------------
Current Assets:
     Cash                                                      $        57,500  $      120,941
     Mortgages Receivable                                           21,690,287      13,492,411
     Accounts Receivable                                               376,843         300,216
     Employee Advances                                                 106,676         156,217
     Accrued Interest Receivable                                        61,596          61,596
                                                               ---------------  --------------

          Total Current Assets                                      22,292,902      14,131,381
                                                               ---------------  --------------

Fixed Assets - Net                                                     248,665         313,668
                                                               ---------------  --------------

Other Assets:
     Deposits                                                          125,684         118,184
     Notes Receivable - Second Mortgages                                70,290          70,290
     Customer Lists - Net                                              448,560         465,560
                                                               ---------------  --------------

          Total Other Assets                                           644,534         654,034
                                                               ---------------  --------------

          Total Assets                                         $    23,186,101  $   15,099,083
                                                               ===============  ==============

LIABILITIES & MEMBERS' EQUITY
Current Liabilities:
     Bank Line of Credit                                       $       682,313  $      713,863
     Warehouse Line of Credit                                       20,623,202      12,321,450
     Accounts Payable and Accrued Expenses                             642,311         828,105
     Customer Deposits                                                  23,000          23,000
                                                               ---------------  --------------

          Total Current Liabilities                                 21,970,826      13,886,418

Members' Equity                                                      1,215,275       1,212,665
                                                               ---------------  --------------

          Total Liabilities and Members' Equity                $    23,186,101  $   15,099,083
                                                               ===============  ==============



                       See accompanying notes and accountants' report.

                                   NORTHEAST MORTGAGE, LLC.
                                   STATEMENTS OF OPERATIONS

                                    For the Three Months             For the Six Months
                                            Ended                           Ended
                                          June 30,                        June 30,
                               ------------------------------- -------------------------------
                                    2001             2000           2001             2000
                               --------------  --------------- ---------------  --------------

Revenues                       $    2,187,575  $     1,372,843 $     4,293,149  $    2,833,050
                               --------------  --------------- ---------------  --------------

Operating Expenses:
  Sales and Marketing                 191,903          177,092         349,349         343,978
  General and Administrative        1,904,949          955,050       3,296,570       2,026,952
                               --------------  --------------- ---------------  --------------

      Total Operating Expenses      2,096,852        1,132,142       3,645,919       2,370,930
                               --------------  --------------- ---------------  --------------

Net Operating Income (Loss)            90,723          240,701         647,230         462,120

Other Income (Expense):
   Interest Income                        269              501             606          12,856
   Interest Expense                  (128,270)        (100,547)       (276,633)       (197,306)
                               --------------  --------------- ---------------  --------------

Net Income (Loss) Before
    Guaranteed Payments to
       Members                        (37,278)         140,655         371,203         277,670

Guaranteed Payments to
  Members                             117,597           79,525         249,533         159,871
                               --------------  --------------- ---------------  --------------

Net Income (Loss)              $     (154,875) $        61,130 $       121,670  $      117,799
                               ==============  =============== ===============  ==============











                       See accompanying notes and accountants' report.

                                   NORTHEAST MORTGAGE, LLC.
                                   STATEMENTS OF CASH FLOWS

                                                                  For the six months ended
                                                                          June 30,
                                                               -------------------------------
                                                                    2001             2000
                                                               ---------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                              $       121,670  $      117,799
Adjustments to reconcile net loss to net cash
Provided by operating activities
Depreciation and Amortization                                           82,003          76,880
(Increase) Decrease in Accounts Receivable                             (76,627)        (60,016)
(Increase) Decrease in Employee Advances                                49,541        (108,782)
(Increase) Decrease in Accrued Interest Receivable                           -          36,580
(Increase) Decrease in Miscellaneous Receivable                              -         122,617
(Decrease) Increase in Customer Deposits                                     -          10,000
(Decrease) Increase in Accounts Payable and Accrued Expenses          (185,794)        (40,975)
                                                               ---------------  --------------
      Net Cash Used in Operating Activities                             (9,207)        154,103
                                                               ---------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
(Increase) Decrease in Mortgages Receivable                         (8,197,876)     (5,752,106)
(Increase) Decrease in Deposits                                         (7,500)        (40,000)
                                                               ---------------  --------------
      Net Cash Used in Investing Activities                         (8,205,376)     (5,792,106)
                                                               ---------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Members                                              (119,060)        (34,118)
Net Borrowing under Line of Credit Arrangements                      8,270,202       5,671,083
                                                               ---------------  --------------
      Net Cash Provided by Financing Activities                      8,151,142       5,636,965
                                                               ---------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                            (63,441)         (1,038)
Cash and Cash Equivalents
  at Beginning of Period                                               120,941          65,897
                                                               ---------------  --------------
Cash and Cash Equivalents
  at End of Period                                             $        57,500  $       64,859
                                                               ===============  ==============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
-------------------------------------------------
Cash paid during the year for:
  Interest                                                     $             -  $            -
  Franchise and income taxes                                   $             -  $            -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None
                       See accompanying notes and accountants' report.

                                   NORTHEAST MORTGAGE, LLC.
                                NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
               ----------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Northeast Mortgage, LLC. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of June 30, 2001 and for the three and six month periods then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and six months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was organized on October 1, 1996 pursuant to the Limited Liability Company Act of the State of Connecticut. According to the operating agreement, the Company has a finite life of thirty (30) years and no member shall be personally liable for any debts or losses of the Company beyond such member's capital interest. The Company, with offices in Southbury, Connecticut, Easton, Massachusetts, and Mesa, Arizona, is a licensed mortgage lender.

Nature of Business

        The Company's principal activity is the origination of mortgage loans and the sale of the loans to permanent investors. The Company does not retain the right to service any of the mortgage loans sold to permanent investors. The Company, as a non supervised mortgagee, also originates FHA insured Title II mortgages which are sold to permanent investors.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual

                                   NORTHEAST MORTGAGE, LLC.
                                 NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
               ----------------------------------------------------------------
                                          (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

results could differ from those estimates.

Fixed Assets

        Fixed assets are recorded at cost. Major renewals and improvements are capitalized, while maintenance and repairs are expensed when incurred. As of June 30, 2001, depreciation is computed as follows:

                                                                 Accumulated
                         Cost          Method         Life      Depreciation         Net
                    --------------- -------------  ----------  ---------------  --------------
Furniture and
Fixtures            $       291,200  Accelerated    7 Years    $       157,172  $      134,028
Office Equipment            419,350  Accelerated    5 Years            304,713         114,637
                    ---------------                            ---------------
                    $       710,550                            $       461,885  $      248,665
                    ===============                            ===============  ==============

Customer Lists

        Customer Lists acquired are recorded at cost and are being amortized over their estimated useful lives of fifteen years using the straight line method.

Concentration of Credit Risk

        The Company's financial instruments that are exposed to concentration of credit risk consist primarily of cash and mortgages receivable. The Company places its cash investments with high credit quality institutions. At times such investments may be in excess of the FDIC insurance limit. The mortgages receivable are secured by residential real estate.

Income Taxes

        The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the members and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

Comprehensive Income

        The Company does not have any accumulated comprehensive income items, and therefore, is not required to report comprehensive income.

                                   NORTHEAST MORTGAGE, LLC.
                                 NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
               ----------------------------------------------------------------
                                          (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Advertising

        Advertising costs are expensed as incurred.

NOTE 2 - MORTGAGES RECEIVABLE

        Mortgages Receivable consist principally of mortgage loans originated and held for sale to permanent investors. They are held at lower of cost or market. Market value is determined by the permanent investor commitment. Also included in Mortgages Receivable are private mortgages, with terms of three and six months, that bear interest at 13.99% per annum. The notes are secured by residential real estate located in the states of Connecticut and Arizona and are financed through the Company and its members. The fair value for these mortgages receivable approximate carrying amounts due to the short maturities of these instruments.

NOTE 3 - OPERATING LEASE COMMITMENTS

        The Company leases office space in Southbury, Connecticut, Easton, Massachusetts and Mesa, Arizona under agreements with terms of one to five years. In addition to the base rents, the Company is, in general, responsible for paying its pro rata share of the increases in real estate taxes and operating expenses over the base year amounts.

        The Company leases office equipment under agreements with terms of three years.

        The following summarizes the future minimum lease payments under all noncancellable operating lease obligations:

                             2001                          $203,791
                             2002                           187,333
                             2003                           167,190
                             2004                            12,011
                             2005                                 -

NOTE 4 - DEPOSITS

        Included in deposits are amounts paid to permanent investors under indemnification agreements for loans sold and now serviced by said investors. Management expects no future indemnifications, nor do they expect to repurchase any loan sold, and accordingly, no provision has been made in the financial statements.

                                   NORTHEAST MORTGAGE, LLC.
                                 NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
               ----------------------------------------------------------------
                                          (Continued)

NOTE 5 - CONVERSION OF DEBT

        During 2000, a restructuring of debt occurred. A $1,050,000 obligation of the Company was converted to personal obligations of the members and were accordingly reported as member contributions.

NOTE 6 - PROFIT SHARING PLAN

        On June 1, 1997, the Company (employer) established a 401(k) Profit Sharing Plan. Any full time employee who has completed three months of service and has attained age 21 is eligible to participate. The employer can make a discretionary matching contribution based on the employee elective contribution. The contribution, if any, is determined each year. For 2000, there was no matching contribution made.

NOTE 7 - LINES OF CREDIT

                                                                         Outstanding Balance
                                                                           at June 30, 2001
                                                                         ---------------------
$1,250,000 Line of Credit - Newtown Savings Bank                          $            682,313
                                                                         =====================
    Interest at Prime rate plus 2% per annum
    Security interest in all business assets and personal guarantee of members and their spouses
    Loan  Modification  made March 29, 2001 creating term loan Expires March 29,
    2006

$10,000,000 Line of Credit -Horizon Bank                                 $          15,898,514
    Interest at Prime plus 1% per annum
    Security interest in all business assets and personal guarantee of members and their spouses
    Expires October 31, 2001,  Amended and Restated  March 20, 2001 Increased to
       $15,000,000 Line of Credit.

$6,000,000 Line of Credit - People's Bank                                            4,724,688
    Interest at Federal Discount Rate
    Security interest in all business assets and personal guarantee of members and their spouses
    Expires June 30, 2001


              Total Lines Of Credit                                       $         20,623,202
                                                                         =====================

                                   NORTHEAST MORTGAGE, LLC.
                                 NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
               ----------------------------------------------------------------
                                          (Continued)

NOTE 8 - COMMITMENTS AND CONTINGENCIES

        The Company is involved in various legal actions arising in the normal course of business. The Company is a party in the following pending matters:

        In NCO Telecommunications (NCO) v. Northeast Mortgage, LLC, an arbitrator awarded damages to NCO as a result of an alleged breach of contract in connection with the purchase of mortgage leads. NCO has transferred the receivable to Creative Marketing Strategies (Creative). The Company has reached a verbal agreement with Creative in the amount of $75,000. Accordingly, accounts payable includes $75,000 related to this matter.

        In Covino v. Northeast Mortgage, LLC, the plaintiff is claiming damages as a result of an alleged breach of a lease for commercial office space in Waterbury, Connecticut. While the Company believes that it has valid defenses to the plaintiff's claims, legal counsel is attempting to resolve the matter prior to trial to minimize legal costs. Legal counsel believes the matter will be settled for approximately $17,000. Accordingly, accounts payable includes $17,000 related to this matter.

        In Luciano et al v. Northeast Mortgage, LLC, the plaintiffs are claiming damages as a result of an alleged breach of a commitment to lend as well as other tort related claims. The Company intends to vigorously defend this action and has joined co-defendant IndyMac Mortgage Holdings, Inc. in retaining legal counsel to represent its interest. The ultimate resolution of this matter is not ascertainable at this time. No provision has been made in the financial statements related to this claim.

NOTE 9 - SUBSEQUENT EVENTS

        On July 17, 2001, the Company entered into an agreement with Knight Investments, Ltd. (Knight) that provides for the acquisition of the Company by Knight. In the acquisition, Knight will acquire all of the assets and liabilities of the Company in exchange for 3,000,000 shares of common stock and 4,600,000 shares of preferred stock.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On July 17, 2001, Northeast Mortgage, LLC, ("Northeast") and Knight Investments, Ltd., (a development stage company) ("Knight") executed an Agreement that provides for the Acquisition of Northeast by Knight. See "The Merger." The following unaudited pro forma condensed combined financial statements are based on the June 30, 2001 unaudited historical financial statements of Northeast and Knight contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Knight treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of June 30, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2000. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of Northeast and Knight based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Northeast and Knight (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                        JUNE 30, 2001

                                               Northeast         Knight                         Pro Forma
                                                Mortgage       Investment      Pro Forma        Combined
                                                  LLC             Ltd.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------
ASSETS
Current Assets                               $   22,292,902  $            -  $            -  $    22,292,902
Fixed Assets (net)                                  248,665               -               -          248,665
Other Assets                                        644,534               -               -          644,534
                                             --------------  --------------  --------------  ---------------

     Total Assets                            $   23,186,101  $            -  $            -  $    23,186,101
                                             ==============  ==============  ==============  ===============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts Payable & Accrued Expenses          $      642,311  $        1,356  $            -  $       643,667
Other Current Liabilities                        21,328,515               -               -       21,328,515
                                             --------------  --------------  --------------  ---------------

    Total Liabilities                            21,970,826           1,356               -       21,972,182
                                             --------------  --------------  --------------  ---------------

Stockholders' Equity:
  Members' Equity                                 1,215,275                      (1,215,275)A              -
  Preferred Stock                                         -               -           4,600 A          4,600
  Common Stock                                            -           1,000           3,000 A          4,000
  Additional Paid in Capital                              -           2,531       1,207,675 A      1,467,429
  Retained Deficit                                        -          (1,200)         (3,687)B         (4,831)
  Deficit Accumulated During the
     Development Stage                                    -          (3,687)          3,687 B              -
                                             --------------  --------------  --------------  ---------------
     Total Stockholders' Equity (Deficit)         1,215,275          (1,356)              -        1,471,198
                                             --------------  --------------  --------------  ---------------

  Total Liabilities and Stockholders' EquiTY $   23,186,101  $            -  $            -  $    23,273,622
                                             ==============  ==============  ==============  ===============












See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED DECEMBER 31, 2000

                                               Northeast         Knight                         Pro Forma
                                                Mortgage      Investment,      Pro Forma        Combined
                                                  LLC             Ltd.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------

Revenues:                                    $    5,999,240  $            -  $            -  $     5,999,240

Expenses:
   General & Administrative                       5,947,982           2,181               -        5,950,163
                                             --------------  --------------  --------------  ---------------

Net Operating Income (Loss)                  $       51,258  $       (2,181) $               $  -     49,077
                                             ==============  ==============  ==============  ===============

Income (Loss) per share                      $            -  $            -  $            -  $          0.01
                                             ==============  ==============  ==============  ===============

Weighted average shares outstanding                       -       1,000,000                        4,000,000












See accompanying notes to unaudited pro forma condensed combined financial statements.

                                UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                               Northeast         Knight                         Pro Forma
                                                Mortgage      Investment,      Pro Forma        Combined
                                                  LLC             Ltd.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------

Revenues:                                    $    4,293,149  $            -  $            -  $     4,293,149

Expenses:
   General & Administrative                       4,171,479           1,356               -        4,172,835
                                             --------------  --------------  --------------  ---------------

Net Income (Loss)                            $      121,670  $       (1,356) $            -  $       120,314
                                             ==============  ==============  ==============  ===============

Income (Loss) per share                      $            -  $            -  $            -  $          0.03
                                             ==============  ==============  ==============  ===============

Weighted average shares outstanding                       -       1,000,000                        4,000,000












See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)     General

In the acquisition, Knight will acquire all of the assets and liabilities of Northeast in exchange for 3,000,000 shares of Common Stock and 4,600,000 shares of Series A Preferred Stock, or approximately 75% of the New Common Stock outstanding and 100% of the New Series A Preferred Stock outstanding subsequent to the Merger, subject to certain adjustments. Northeast has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Northeast.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000, and the six months ended June 30, 2001, include Northeast's and Knight's operations on a common fiscal year.


(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2001, are described below:

        (A) Record acquisition by issuing 3,000,000 shares of Common Stock, par value $0.001 and issuing 4,600,000 shares of Series A Preferred Stock, par value $0.001.

        (B) To reclassify development stage deficit to retained deficit.


        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        There are no anticipated adjustments to the statements of operations as a result of the merger.

                                   Appendix A


                             CONTRIBUTION AGREEMENT

         This CONTRIBUTION AGREEMENT (the "Agreement") is effective as of October 30, 2001, between KNIGHT INVESTMENTS LIMITED, a Nevada corporation (the "Company"), and NORTHEAST MORTGAGE, LLC, a Connecticut limited liability company ("Northeast").

                                    RECITALS

         WHEREAS, Northeast is engaged in the business of mortgage banking;

         WHEREAS, the Company is a public company with a class of securities registered pursuant to section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") whose business plan is to acquire the profitable operations of an ongoing business;

         WHEREAS, Northeast desires to enter into a combination with the Company in order to gain the benefits of being a publicly-held entity;

         WHEREAS, the board of directors of the Company has determined that it is in the best interests of the Company to enter into a combination with Northeast in furtherance of the Company's business plan;

         WHEREAS, in order to effectuate such a combination (the "Combination"), Northeast will contribute all of its right, title and interest in and to all of its assets (the "Assets");

         WHEREAS, in consideration for the contribution of the Assets, the Company will issue to Northeast three million (3,000,000) shares of its Common Stock and Four million Six Hundred Thousand (4,600,000) shares of its Series A Preferred Stock and assume any and all liabilities of Northeast as reflected on Northeast's financial statements;

         WHEREAS, the parties intend that for federal and applicable state income tax purposes that the Contribution qualify as a tax-free exchange under
Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Company and Northeast intend to consummate the Combination contemplated by this Agreement not later than twenty (20) business days after the filing of a definitive Information Statement on Schedule 14C (the "Information Statement") with the Securities and Exchange Commission (the "SEC") and the completion of all conditions to closing contemplated herein (the "Effective Date").

         NOW THEREFORE, in consideration of the forgoing and the mutual representations, warranties, covenants and agreements contained herein, the parties agree as follows:

                                   ARTICLE 1
                                THE CONTRIBUTION

1.1 The Closing. Unless otherwise provided in this Agreement, the closing date shall be the Effective Date and shall take place at the offices of Quarles & Brady Streich Lang LLP in Phoenix, Arizona or at any other location designated by the parties or by facsimile or express courier of executed closing documents, concurrent with the satisfaction of the conditions set forth in this Agreement.

1.2 Contribution. Upon the terms and subject to the conditions of this Agreement and effective as of the Effective Date, Northeast will contribute to the Company all of its right, title and interest in and to the Assets (the "Contribution"). After such transfer of the Assets and assumption of the liabilities, as contemplated by Paragraph 1.3 below, the Company shall own all of the assets, business and operations formerly and currently used and conducted by Northeast.

1.3 Consideration. As consideration for the Contribution the Company will issue to Northeast 3,000,000 shares of its Common Stock (the "Common Stock") and 4,600,000 shares of its Series A Preferred Stock (the "Preferred Stock," with the Common Stock, the "Company Stock") and will unconditionally assume and agree to pay, satisfy and discharge when due in accordance with their terms, and the Company will forever hold Northeast harmless against, any and all liabilities of Northeast as shown on the financial statements of Northeast dated not earlier than thirty days prior to the date of this Agreement. As of the Effective Date, the Company Stock will be validly issued, fully paid, nonassessable and free of preemptive rights. The Preferred Stock shall have the rights and preferences as defined in the certificate of designations and preferences attached hereto as Exhibit A.

                                   ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES OF NORTHEAST

2.1 Organization and Qualification. Northeast is a limited liability company duly organized and validly existing under the laws of the State of Connecticut. Northeast has the requisite power and authority to own, operate or lease its properties and to carry on its business as now conducted, and is duly qualified or licensed to do business, and is in good standing, in each jurisdiction in which the nature of its business or the properties owned, operated or leased by it makes such qualification, licensing or good standing necessary except where the failures to have such authority, or the failures to be so qualified, licensed or in good standing, individually, or in the aggregate, would not have a Material Adverse Effect on Northeast. The term "Material Adverse Effect" as used in this Agreement, means any change in or effect on the business, results of operations, assets or condition of the affected party that would be materially adverse to such party, except for any change or effect resulting from general economic or financial market conditions.

2.2 Subsidiaries. Northeast does not have the power, directly or indirectly, to vote or direct the voting of, securities sufficient to elect the majority of the directors of any corporation (a "Subsidiary") and does not control, directly or indirectly, or have any direct or indirect controlling equity interest, or any commitment to acquire any such direct or indirect controlling equity interest, in any corporation, partnership, joint venture, association, trust, or other business organization.

2.3 Articles of Organization and Operating Agreement. Northeast has heretofore made available to the Company a complete and correct copy of its articles of organization and operating agreement, each as amended to the date hereof. Northeast is not in violation of any provision of its articles of organization or operating agreement.

2.4 Capitalization. As of the close of business on the date of this Agreement, Northeast had three members, Brian P. Rogerson, Sean T. Rogerson and Anthony J. Gabriele, Jr. (the "Members"), who owned 55%, 25% and 20% of the capital and profits of Northeast, respectively. All outstanding interests in the capital and profits of Northeast (the "Membership Interests") have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding obligations of Northeast to repurchase, redeem or otherwise acquire any Northeast Securities, as defined below, and to the knowledge of Northeast, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the Membership Interests of Northeast. There are outstanding:

2.4.1    No other voting securities of Northeast;

2.4.2 No securities of Northeast convertible into or exchangeable for Membership Interests or voting securities of Northeast; and

2.4.3 No options or other rights to acquire from Northeast, and no obligation to issue, any voting or nonvoting securities or securities convertible into or exchangeable for Membership Interests or any voting or nonvoting securities of Northeast (the items in paragraphs 2.4.1, 2.4.2 and 2.4.3 will be referred to collectively as the "Northeast Securities").

2.5 Authority. Northeast has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Northeast and the consummation by Northeast of the transactions contemplated hereby have been duly and validly authorized and approved by the Members and no other corporate proceedings on the part of Northeast are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Northeast and, assuming the due and valid authorization, execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Northeast enforceable against Northeast in accordance with its terms, except as such enforceability (a) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (b) is subject to general principles of equity.

2.6      No Conflict; Required Filings and Consents.

2.6.1 Except as disclosed on Schedule 2.6.1, none of the execution and delivery of this Agreement by Northeast, the consummation by Northeast of the transactions contemplated hereby or the compliance by Northeast with any of the provisions hereof will (i) conflict with or violate the articles of organization or operating agreement of Northeast; (ii) conflict with or violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to Northeast, or by which Northeast or any of its properties or assets may be bound or affected, or (iii) result in a violation or breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any material benefit, or the creation of any lien on any of the property or assets of Northeast (any of the foregoing referred to in clause (ii) or this clause (iii) being a "violation") pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Northeast is a party or by which Northeast or any of its properties may be bound or affected, except in the case of the foregoing clauses (ii) or (iii) for any Violation which, individually and in the aggregate, would not have a Material Adverse Effect on Northeast.

2.6.2 Except as disclosed on Schedule 2.6.2, none of the execution and delivery of this Agreement by Northeast, the consummation by Northeast of the transactions contemplated hereby or the compliance by Northeast with any of the provisions hereof will require any consent, waiver, approval, authorization or permit of, or registration or filing with or notification to (any of the foregoing being a "Consent"), any government or subdivision thereof, or any administrative, governmental or regulatory authority, agency, commission, tribunal or body, domestic, foreign or supranational (a "Governmental Entity"), except for (i) such filings and approvals as may be required by any foreign jurisdiction or under applicable state takeover Laws; and (ii) other Consents or filings the failure of which to obtain or make, individually and in the aggregate, would not have a Material Adverse Effect on Northeast.

2.7 Financial Statements. The audited financial statements and unaudited interim financial statements of Northeast (the "Financial Statements") provided to the Company comply as to form in all material respects with applicable accounting requirements applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial condition of Northeast as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.8 Information. None of the information supplied by Northeast in writing specifically for inclusion or incorporation by reference in (i) the Information Statement; or (ii) any other document to be filed with the SEC or any other Governmental Entity in connection with the transactions contemplated by this Agreement (the "Other Filings") will not, at the respective times filed with the SEC or other Governmental Entity and, in addition, in the case of the Information Statement, at the date it or any amendment or supplement is mailed to the shareholders of the Company, and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.9 Absence of Certain Material Adverse Changes. Since the date of the Financial Statements, there has not been any change in the Assets, business, financial condition or results of operations of Northeast that would have a Material Adverse Effect on Northeast, nor has there occurred any event which should reasonably be foreseen to result in such a Material Adverse Effect on Northeast.

2.10 Undisclosed Liabilities. Except where any such liabilities, individually or in the aggregate, would not have a Material Adverse Effect on Northeast, Northeast does not have any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities accrued or reserved against in the Financial Statements or incurred in the ordinary course of business since the date of the Financial Statements, (b) contractual or statutory liabilities incurred in the ordinary course of business which are not required by generally accepted accounting principals, consistently applied ("GAAP"), to be reflected on a balance sheet, and (c) liabilities adequately reserved against or disclosed in writing other than in the Financial Statements.

2.11     Tax Matters.

2.11.1 For all years where the statute of limitations has not expired, Northeast has filed all Tax Returns (as defined below) that it was required to file and all such Tax Returns were correct and complete in all material respects, except where the failure to file such Tax Returns, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. Northeast has paid or will pay all Taxes (as defined below) that are due on or before the Closing Date, whether or not shown on any such Tax Returns, except such as are being contested in good faith by appropriate proceedings (to the extent any such proceedings are required) and with respect to which Northeast is maintaining reserves adequate for their payment and except where the failure to pay such Taxes, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. The accrued but unpaid Taxes of Northeast for Tax Periods through the date of the Financial Statements do not exceed the accruals and reserves for Taxes (other than deferred Taxes) set forth on the Financial Statements. Northeast has no actual or, to its knowledge, potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group or corporations or other entities that included Northeast during a prior period) other than Northeast. All Taxes that Northeast is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity, except where the failure to withhold or collect Taxes, individually or in the aggregate, would not have a Material Adverse Effect on Northeast.

2.11.1.1 For purposes of this Agreement, "Taxes" means all taxes, charges, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, payroll and franchise taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof and any amounts of Taxes of another person that Northeast is liable to pay by Law.

2.11.1.2 For purposes of this Agreement, "Tax Returns" means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

2.11.1.3 For purposes of determining the amount of Taxes attributable to a specified period (e.g., the period from the date of the Financial Statements through the Closing) other than a Tax Period, each Tax shall be computed as if the specified period were a Tax Period. For purposes of this paragraph 2.11.1.3, a "Tax Period" means a period for which a Tax is required to be computed under applicable statutes and regulations.

2.11.2 No examination or audit of any Tax Returns of Northeast by any Governmental Entity that would have a Material Adverse Effect on Northeast is currently in progress or, to the knowledge of Northeast, threatened or contemplated. Northeast has not waived any statute of limitations with respect to taxes or agreed to an extension of time with respect to a tax assessment or deficiency.

2.12     Owned Real Property.  Northeast does not own any real property.

2.13 No Litigation. There is no (i) unsatisfied judgment, order, decree, award, stipulation or injunction or (ii) private or governmental claims, complaint, action, suit, arbitration, proceeding, hearing, rule, law, regulation or investigation affecting Northeast to which Northeast, or to Northeast's knowledge, any member, manager, employee or agent of Northeast is or was a party or is threatened to be made a party that would have a Material Adverse Effect on Northeast.

2.14 Compliance With Applicable Laws. Northeast is in material compliance with all applicable Laws and orders, writs, injunctions, judgments, plans or decrees (collectively, "orders") of any Governmental Entity, including any COBRA and any applicable employee wage and hour requirements, except where failure to be in compliance would not have a Material Adverse Effect on Northeast.

2.15     Benefit Plans; ERISA.

2.15.1 Northeast has previously provided a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by Northeast. Complete and accurate copies of (i) all Employee Benefit Plans which have been reduced to writing, (ii) written summaries of all unwritten Employee Benefit Plans, if any,
(iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R for the last two plan years for each Employee Benefit Plan, have been delivered or made available to the Company. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and Northeast has met its obligations with respect to such Employee Benefit Plan and has made all required contributions thereto. Northeast and all Employee Benefit Plans are in all material respects in compliance with the currently applicable provisions of ERISA and the Code and the regulations thereunder.

2.15.2 There are no investigations by a Governmental Entity, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders), suits or proceedings against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any liability.

2.15.3 All the Employee  Benefit  Plans that are intended to be qualified  under
Section 401(a) of the Code have received determination, opinion or notification letters from the Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination, opinion or notification letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended since the date of its most recent determination, opinion or notification letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or increase its cost.

2.15.4  Northeast  has never  maintained  an Employee  Benefit  Plan  subject to
Section 412 of the Code or Title IV of ERISA.

2.15.5  At  no  time  has  Northeast   been   obligated  to  contribute  to  any
"multi-employer plan" (as defined in Section 4001(a)(3) of ERISA).

2.15.6 There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of Northeast (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code, any applicable state health insurance continuation law and any state insurance conversion privileges law.

2.15.7 No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by Northeast that would subject Northeast to any fine, penalty, tax or liability of any kind imposed under ERISA or the Code.

2.15.8 No Employee Benefit Plan is funded by, associated with, or related to "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code.

2.15.9 No Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits Northeast from amending or terminating any such Employee Benefit Plan.

2.15.10 There is no: (i) written agreement with any member, manager or any key employee of Northeast which has not been terminated in accordance with its terms
(A) the benefits of which are contingent, or the terms of which are altered, upon occurrence of a transaction involving the Northeast of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such member, manager or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from Northeast that may be subject to the tax imposed by
Section 4999 of the Code or included in the determination of such person's "excess parachute payment" under Section 280G of the Code; and (iii) agreement or plan binding Northeast any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

2.16     Intellectual Property.

2.16.1 Northeast owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications for such patents, trademarks, trade names, service marks, and copyrights, and all trade secrets, schematics, technology, know-how, computer software and tangible or intangible proprietary information or material (collectively, "Intellectual Property") that are necessary or used to conduct their businesses as currently conducted, except where any failure to own, license or otherwise possess any such Intellectual Property, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. Northeast has taken all reasonable measures necessary to protect the proprietary nature of each item of Intellectual Property that it considers confidential, and to maintain in confidence all trade secrets and confidential information that it presently owns or uses.

2.16.1.1 Northeast has previously provided a list of all patents and patent applications and all trademarks, registered copyrights, know-how, technology, schematics, computer software or tangible or intangible proprietary information or material, trade names and service marks owned by Northeast and which are currently necessary or used in connection with Northeast's businesses, including the jurisdictions in which each such Intellectual Property right has been created, recognized, issued or registered or in which any such application for such creation, recognition, issuance or registration has been filed.

2.16.1.2 Northeast has previously provided a list of all written licenses, sublicenses and other agreements to which it is a party and pursuant to which any person is authorized to use any Intellectual Property rights.

2.16.1.3 Northeast has previously provided a list of all written licenses, sublicenses and other agreements to which Northeast is a party and pursuant to which Northeast is authorized to use any third party patents, patent applications, trademarks, service marks, trade names, know-how, schematics, technology trade secrets or copyrights, including all software ("Third Party Intellectual Property Rights") which are incorporated in, or used in the development or operation of, any existing product or service of Northeast.

2.16.1.4 Northeast has made available to the Company correct and complete copies of all patents, registrations, applications (owned by Northeast), and all licenses, sublicenses and agreements referred to above and as amended to date. Except for retail purchases of software, Northeast is not a party to any oral license, sublicense or agreement which, if reduced to written form, would have been required to be listed pursuant to paragraphs 2.16.1.1 through 2.16.1.4 under the terms of this Section 2.16.

2.16.2 With respect to each item of  Intellectual  Property that Northeast owns:
(i) other than Intellectual Property subject to joint development rights or other rights that will not materially interfere with the conduct of the business of Northeast, and subject to such rights as have been granted by Northeast under license agreements entered into by Northeast, (which have been identified in the lists provided pursuant to paragraphs 2.16.1.1 through 2.16.1.4 and copies of which have previously been made available, or the contents of which have been disclosed in writing to the Company), Northeast possesses all right, title and interest in and to each such item; and (ii) each such item is not subject to any outstanding judgment, order, decree, stipulation or injunction that materially interferes with the conduct of Northeast's business as currently conducted, except where any instance of non-compliance with subsections (i) and/or (ii) above, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. With respect to each item of Third Party Intellectual Property Rights: (i) the license, sublicense or other agreement covering such item is legal, valid, binding, enforceable and in full force and effect with respect to Northeast, and to Northeast's knowledge is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto; (ii) Northeast is not in breach or default thereunder, and to Northeast's knowledge no other party to such license, sublicense or other agreement is in breach or default thereunder, and no event has occurred which with notice or lapse of time would constitute a breach or default by Northeast or permit termination, modification or acceleration thereunder by any party thereto; and (iii) the underlying item of Third Party Intellectual Property is not subject to any outstanding judgment, order, arbitration award, decree, stipulation, injunction or governmental rule, law or regulation to which Northeast is a part or has been specifically named that materially interferes with the conduct of Northeast's business as currently conducted, nor subject to any other outstanding judgment, order, decree, arbitration award, stipulation, injunction or governmental rule, law or regulation that materially interferes with the conduct of Northeast's business as currently conducted, except where any instance of non-compliance with subsections (i), (ii) and/or (iii) above, individually or in the aggregate, would not have a Material Adverse Effect on Northeast.

2.16.3 Northeast (i) has not been named in any suit, action, arbitration or other proceeding which involves a claim of infringement or misappropriation of any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information of any third party or breach of any license, sublicense or other agreement relating to such intellectual property and (ii) has not received any written notice alleging any such claim of infringement, breach or misappropriation where the events described in subsections (i) and (ii) would have a Material Adverse Effect on Northeast. Northeast has made available to the Company correct and complete copies of all pleadings and papers from such suits, actions, arbitrations, or proceedings and written notices to the extent Northeast is not prohibited from disclosing the same under applicable court orders. The performance of the service offerings of Northeast do not currently infringe and have not, within the six years prior to the date of this Agreement, infringed any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information or material right of any third party, except where such infringement would not have a Material Adverse Effect on Northeast; and to the knowledge of Northeast, the Intellectual Property rights of Northeast are not being materially infringed by activities, products or services of any third party.

2.17 Certain Events. Since the date of this Agreement until the Effective Date, there has not been any event, occurrence or development which has had or would be reasonably likely to result in a Material Adverse Effect on Northeast, except for general economic changes, changes that affect the industry of Northeast generally, and changes in Northeast's business after the date hereof attributable solely to actions taken by the Company. Since the date of this Agreement there has not been (a) any declaration, setting aside or payment of any distribution in respect of the Membership Interests or any redemption or other acquisition by Northeast of any Membership Interests; (b) any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for Membership Interests; (c) (i) any granting by Northeast to any officer or key employee of Northeast of any increase in compensation, except in the ordinary course of business or as was required under employment agreements in effect as of the date of the Financial Statements or
(ii) any entry by Northeast into any employment, severance or termination agreement with any such officer or key employee or granting by Northeast to any such officer or key employee of any increase in severance or termination pay, except as was required under employment, severance or termination agreements in effect as of the date of the Financial Statements; (d) any damage, destruction or loss, whether or not covered by insurance, that has or would be reasonably likely to have a Material Adverse Effect on Northeast; (e) any change in accounting methods, principles or practices by Northeast materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles; or (f) any adoption or increase in payments to or benefits under any Benefit Plan; or (g) any agreement or commitment to do any of the things described in the preceding clauses (a) through (f).

2.18 Contracts. Since the date of the Financial Statements, Northeast has not breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any material agreement, contract or commitment to which it is a party or by which any of its assets are bound ("Northeast Material Contracts") in such a manner as would permit any other party to cancel or terminate the same prior to its stated term or would permit any other party to collect material damages from Northeast under any Northeast Material Contract, other than those Northeast Material Contracts that if terminated prior to the stated term, or that if material damages were collected under such Northeast Material Contract such damages, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. Each Northeast Material Contract that has not expired or been terminated, is in full force and effect, and is not subject to any material default thereunder by any party obligated to Northeast pursuant to such Northeast Material Contract, other than those Northeast Material Contracts the failure of which to be in full force and effect or not subject to any material default, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. There are no outstanding powers of attorney executed on behalf of Northeast.

2.19 Employees. To the knowledge of Northeast, no key employee or group of employees has any current plans to terminate employment with Northeast, except where any such termination, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. Northeast is not a party to or bound by any collective bargaining agreement, nor has experienced any strikes, formal grievances, claims of unfair labor practices or other collective bargaining disputes. Northeast has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to its employees.

2.20 Books and Records. The minute books of Northeast contain true and complete records of all actions taken at any meetings of Northeast's Members, Managers or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The financial books and records of Northeast accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of Northeast.

2.21 Brokers. None of Northeast, or any of its Members, managers or employees has employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees in connection with the transactions contemplated by this Agreement.

2.22 Vote Required. The affirmative vote of the holders of a majority of the Membership Interests is the only vote of the holders of any class or series of Northeast Securities necessary to approve the Combination, this Agreement and the transactions contemplated hereby.

                                   ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Northeast as follows:

3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power and authority to own, operate or lease its properties and to carry on its business as it is now being conducted, and is duly qualified or licensed to do business, and is in good standing, in each jurisdiction in which the nature of its business or the properties owned, operated or leased by it makes such qualification, licensing or good standing necessary except where the failures to have such power or authority, or the failures to be so qualified, licensed or in good standing, individually, and in the aggregate, would not have a Material Adverse Effect on the Company.

3.2 Subsidiaries. The Company does not have the power, directly or indirectly, to vote or direct the voting of, securities sufficient to elect the majority of the directors of any Subsidiary and does not control, directly or indirectly, or have any direct or indirect controlling equity interest, or any commitment to acquire any such direct or indirect controlling equity interest, in any corporation, partnership, joint venture, association, trust, or other business organization.

3.3 Articles of Incorporation and Bylaws. The Company has heretofore made available to the Northeast a complete and correct copy of its articles of incorporation and bylaws, each as amended to the date hereof. The Company is not in violation of any provision of its articles of incorporation or bylaws.

3.4 Capitalization. As of the close of business on the date of this Agreement, the Company had shares of authorized common stock of which 1,000,000 shares were issued and outstanding and no shares of authorized preferred stock. All outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable and were issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and from any applicable state blue sky laws. The Company has no outstanding obligations to repurchase, redeem or otherwise acquire any Company Securities, as defined below, and to the knowledge of the Company, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the shares of the Company. There are outstanding:

3.4.1    No other voting securities of the Company;

3.4.2 No securities of the Company convertible into or exchangeable for common stock or other voting securities of the Company; and

3.4.3 No options or other rights to acquire from the Company, and no obligation to issue, any voting or nonvoting securities or securities convertible into or exchangeable for shares of common stock or any voting or nonvoting securities of the Company (the items in paragraphs 3.4.1, 3.4.2 and 3.4.3 will be referred to collectively as the "Company Securities").

3.5 Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of the Company. Other than the mailing of the Information Statement and the passage of time, no other corporate proceedings on the part of the Company are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby. Upon the filing of the definitive Information Statement with the SEC and the delivery of the same to the Company's shareholders, this Agreement will be duly and validly executed and deliverable by the Company and, assuming the due and valid authorization, execution and delivery of this Agreement by Northeast, will constitute a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability (a) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (b) is subject to general principles of equity.

3.6      No Conflict; Required Filings and Consents.

3.6.1 None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions hereof will (i) conflict with or violate the articles of incorporation or bylaws of the Company; (ii) conflict with or violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company, or by which the Company or any of its properties or assets may be bound or affected, or (iii) result in a violation or breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any material benefit, or the creation of any Lien on any of the property or assets of the Company (any of the foregoing referred to in clause
(ii) or this clause (iii) being a "Violation") pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties may be bound or affected, except in the case of the foregoing clauses (ii) or (iii) for any Violation which, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

3.6.2 None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions hereof will require any consent, waiver, approval, authorization or permit of, or registration or filing with or notification to (any of the foregoing being a "Consent"), any Governmental Entity, except for (i) such filings and approvals as may be required by any foreign jurisdiction or under applicable state takeover Laws; and (ii) other Consents or filings the failure of which to obtain or make, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

3.7 Financial Statements. The audited financial statements and unaudited interim financial statements of the Company (the "Company Financial Statements") provided to Northeast comply as to form in all material respects with applicable accounting requirements applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments).

3.8 Absence of Certain Material Adverse Changes. Since the date of the Company Financial Statements, there has not been any change in the Assets, business, financial condition or results of operations of the Company that would have a Material Adverse Effect on the Company, nor has there occurred any event that should reasonably be foreseen to result in such a Material Adverse Effect on the Company.

3.9 Undisclosed Liabilities. Except where any such liabilities, individually or in the aggregate, would not have a Material Adverse Effect on the Company, the Company does not have any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities accrued or reserved against in the Company Financial Statements or incurred in the ordinary course of business since the date of the Company Financial Statements, (b) contractual or statutory liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet, and (d) liabilities adequately reserved against or disclosed in writing other than in the Company Financial Statements.

3.10     Tax Matters.

3.10.1 For all years where the statute of limitations has not expired, the Company has filed all Tax Returns that it was required to file and all such Tax Returns were correct and complete in all material respects, except where the failure to file such Tax Returns, individually or in the aggregate, would not have a Material Adverse Effect on Northeast. The Company has paid or will pay all Taxes that are due on or before the Closing Date, whether or not shown on any such Tax Returns, except such as are being contested in good faith by appropriate proceedings (to the extent any such proceedings are required) and with respect to which the Company is maintaining reserves adequate for their payment and except where the failure to pay such Taxes, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The accrued but unpaid Taxes of the Company for Tax Periods through the date of the Company Financial Statements do not exceed the accruals and reserves for Taxes (other than deferred Taxes) set forth on the Company Financial Statements. The Company has no actual or, to its knowledge, potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group or corporations or other entities that included the Company during a prior period) other than the Company. All Taxes that the Company is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity, except where the failure to withhold or collect Taxes, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

3.10.1.1 For purposes of determining the amount of Taxes attributable to a specified period (e.g., the period from the date of the Financial Statements through the Closing) other than a Tax Period, each Tax shall be computed as if the specified period were a Tax Period. For purposes of this paragraph 3.10.1.1, a Tax Period means a period for which a Tax is required to be computed under applicable statutes and regulations.

3.10.2 No examination or audit of any Tax Returns of the Company by any Governmental Entity that would have a Material Adverse Effect on the Company is currently in progress or, to the knowledge of the Company, threatened or contemplated. The Company has not waived any statute of limitations with respect to taxes or agreed to an extension of time with respect to a tax assessment or deficiency.

3.11     Owned Real Property.  The Company does not own any real property.

3.12 No Litigation. There is no (i) unsatisfied judgment, order, decree, award, stipulation or injunction or (ii) private or governmental claims, complaint, action, suit, arbitration, proceeding, hearing, rule, law, regulation or investigation affecting the Company to which the Company, or to the Company's knowledge, any shareholder, director, officer, employee or agent of the Company is or was a party or is threatened to be made a party that would have a Material Adverse Effect on the Company, including but not limited to, any investigation by any securities regulatory authority.

3.13 Compliance With Applicable Laws. The Company is in material compliance with all applicable Laws and Orders of any Governmental Entity, including any COBRA and any applicable employee wage and hour requirements, except where failure to be in compliance would not have a Material Adverse Effect on the Company.

3.14     Benefit Plans; ERISA.

3.14.1   The Company has no Employee Benefit Plans.

3.14.2 The Company has never  maintained  an Employee  Benefit  Plan  subject to
Section 412 of the Code or Title IV of ERISA.

3.14.3 At no time has the Company been obligated to contribute to any "multi-employer plan" (as defined in Section 4001(a)(3) of ERISA).

3.14.4 There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code, any applicable state health insurance continuation law and any state insurance conversion privileges law.

3.14.5 No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by the Company that would subject the Company to any fine, penalty, tax or liability of any kind imposed under ERISA or the Code.

3.14.6 No Employee Benefit Plan is funded by, associated with, or related to "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code.

3.14.7 No Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company from amending or terminating any such Employee Benefit Plan.

3.14.8 There is no: (i) written agreement with any member, manager or any key employee of the Company which has not been terminated in accordance with its terms (A) the benefits of which are contingent, or the terms of which are altered, upon occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such member, manager or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company that may be subject to the tax imposed by
Section 4999 of the Code or included in the determination of such person's "excess parachute payment" under Section 280G of the Code; and (iii) agreement or plan binding the Company any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

3.15     Intellectual Property.

3.15.1 The Company owns, or is licensed or otherwise possesses legally enforceable rights to use, all Intellectual Property that are necessary or used to conduct their businesses as currently conducted. The Company has taken all reasonable measures necessary to protect the proprietary nature of each item of Intellectual Property that it considers confidential, and to maintain in confidence all trade secrets and confidential information that it presently owns or uses.

3.15.1.1 The Company has no patents, patent applications, trademarks, registered copyrights, know-how, technology, schematics, computer software or tangible or intangible proprietary information or material, trade names and service marks.

3.15.1.2 The Company has no written licenses, sublicenses and other agreements to which it is a party and pursuant to which any person is authorized to use any Intellectual Property rights.

3.15.1.3 The Company has previously provided a list of all written licenses, sublicenses and other agreements to which Northeast is a party and pursuant to which Northeast is authorized to use any Third Party Intellectual Property Rights which are incorporated in, or used in the development or operation of, any existing product or service of Northeast.

3.15.1.4 The Company has made available to Northeast correct and complete copies of all patents, registrations, applications (owned by the Company), and all licenses, sublicenses and agreements referred to above and as amended to date. Except for retail purchases of software, the Company is not a party to any oral license, sublicense or agreement which, if reduced to written form, would have been required to be listed pursuant to paragraphs 3.15.1.1 through 3.15.1.4 under the terms of this Section 3.15.

3.15.2 With respect to each item of Intellectual Property that the Company owns:
(i) other than Intellectual Property subject to joint development rights or other rights that will not materially interfere with the conduct of the business of the Company, and subject to such rights as have been granted by the Company under license agreements entered into by the Company, (which have been identified in the lists provided pursuant to paragraphs Section 3.15.1.1 through
3.15.1.4 and copies of which have previously been made available, or the contents of which have been disclosed in writing to Northeast), the Company possesses all right, title and interest in and to each such item; and (ii) each such item is not subject to any outstanding judgment, order, decree, stipulation or injunction that materially interferes with the conduct of the Company's business as currently conducted, except where any instance of non-compliance with subsections (i) and/or (ii) above, individually or in the aggregate, would not have a Material Adverse Effect on the Company. With respect to each item of Third Party Intellectual Property Rights: (i) the license, sublicense or other agreement covering such item is legal, valid, binding, enforceable and in full force and effect with respect to the Company, and to the Company's knowledge is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto; (ii) the Company is not in breach or default thereunder, and to the Company's knowledge no other party to such license, sublicense or other agreement is in breach or default thereunder, and no event has occurred which with notice or lapse of time would constitute a breach or default by the Company or permit termination, modification or acceleration thereunder by any party thereto; and (iii) the underlying item of Third Party Intellectual Property is not subject to any outstanding judgment, order, arbitration award, decree, stipulation, injunction or governmental rule, law or regulation to which the Company is a part or has been specifically named that materially interferes with the conduct of the Company's business as currently conducted, nor subject to any other outstanding judgment, order, decree, arbitration award, stipulation, injunction or governmental rule, law or regulation that materially interferes with the conduct of the Company's business as currently conducted, except where any instance of non-compliance with subsections (i), (ii) and/or (iii) above, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

3.15.3 The Company (i) has not been named in any suit, action, arbitration or other proceeding which involves a claim of infringement or misappropriation of any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information of any third party or breach of any license, sublicense or other agreement relating to such intellectual property and (ii) has not received any written notice alleging any such claim of infringement, breach or misappropriation where the events described in subsections (i) and (ii) would have a Material Adverse Effect on the Company. The Company has made available to Northeast correct and complete copies of all pleadings and papers from such suits, actions, arbitrations, or proceedings and written notices to the extent the Company is not prohibited from disclosing the same under applicable court orders. The performance of the service offerings of the Company do not currently infringe and have not, within the six years prior to the date of this Agreement, infringed any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information or material right of any third party, except where such infringement would not have a Material Adverse Effect on the Company; and to the knowledge of the Company, the Intellectual Property rights of the Company are not being materially infringed by activities, products or services of any third party.

3.16 Certain Events. Since the date of this Agreement until the Effective Date, there has not been any event, occurrence or development which has had or would be reasonably likely to result in a Material Adverse Effect on the Company, except for general economic changes, changes that affect the industry of the Company generally, and changes in the Company's business after the date hereof attributable solely to actions taken by Northeast. Since the date of this Agreement there has not been (a) any declaration, setting aside or payment of any dividend or other distribution in respect of any Company Securities or any redemption or other acquisition by the Company of any Company Securities; (b) any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for common stock; (c) (i) any granting by the Company to any officer or key employee of Northeast of any increase in compensation, except in the ordinary course of business or as was required under employment agreements in effect as of the date of the Company Financial Statements or (ii) any entry by the Company into any employment, severance or termination agreement with any such officer or key employee or granting by the Company to any such officer or key employee of any increase in severance or termination pay, except as was required under employment, severance or termination agreements in effect as of the date of the Company Financial
Statements; (d) any damage, destruction or loss, whether or not covered by insurance, that has or would be reasonably likely to have a Material Adverse Effect on the Company; (e) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles; or (f) any adoption or increase in payments to or benefits under any Benefit Plan; or (g) any agreement or commitment to do any of the things described in the preceding clauses (a) through (f).

3.17 Contracts. Since the date of the Company Financial Statements, the Company has not breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any material agreement, contract or commitment to which it is a party or by which any of its assets are bound ("Company Material Contracts") in such a manner as would permit any other party to cancel or terminate the same prior to its stated term or would permit any other party to collect material damages from the Company under any Company Material Contract, other than those Company Material Contracts that if terminated prior to the stated term, or that if material damages were collected under such Company Material Contract such damages, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Each Company Material Contract that has not expired or been terminated, is in full force and effect, and is not subject to any material default thereunder by any party obligated to the Company pursuant to such Company Material Contract, other than those Company Material Contracts the failure of which to be in full force and effect or not subject to any material default, individually or in the aggregate, would not have a Material Adverse Effect on the Company. There are no outstanding powers of attorney executed on behalf of the Company.

3.18 Employees. To the knowledge of the Company, no key employee or group of employees has any current plans to terminate employment with the Company, except where any such termination, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The Company is not a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, formal grievances, claims of unfair labor practices or other collective bargaining disputes. Northeast has no knowledge of any organizational effect made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to its employees.

3.19 Books and Records. The minute books of the Company contain true and complete records of all actions taken at any meetings of the Company's shareholders, board of directors, or any committee thereof, and of all written consents executed in lieu of the holding of any such meetings. The financial books and records of the Company accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of the Company.

3.20 Brokers. None of the Company, or any of its shareholders, directors, officers or employees has employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees in connection with the transactions contemplated by this Agreement.

3.21 Vote Required. The affirmative vote of the holders of a majority of the Company's common stock is the only vote of the holders any class or series of Company Securities necessary to approve the Combination, this Agreement and the transactions contemplated hereby.

3.22 Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized and approved by the Boards of Directors of the Company. Except for the approval of the shareholders of the Company which will be required to approve this Agreement and the transactions contemplated hereby, no other corporate proceedings on the part of the Company are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered and, assuming the due and valid authorization, execution and delivery by Northeast, constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors, rights generally and (ii) is subject to general principles of equity.

3.23     No Conflict; Required Filings and Consents.

3.23.1 None of the execution and delivery of this Agreement by the Company, the consummation by it of the transactions contemplated hereby or the compliance by it with any of the provisions hereof will (i) conflict with or violate the organizational, documents of the Company; (ii) conflict with or violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company or by which any of its properties or assets may be bound or affected; or (iii) result in a Violation pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which any of its properties or assets may be bound or affected, except in the case of the foregoing clauses (ii) and (iii) for any such Violation which, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

3.23.2 None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions hereof will require any Consent of any Governmental Entity, except for (i) compliance with any applicable requirements of the Securities Act and the Exchange Act, and (ii) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover Laws, and (v) other Consents or filings the failure of which to obtain or make, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

3.24 Information. None of the information supplied or to be supplied by the Company in writing specifically for inclusion in (i) the Information Statement; or (ii) the Other Filings will not, at the respective times filed with the SEC or such other Governmental Entity and, in addition, in the case of the Information Statement, at the date it or any amendment or supplement is mailed to shareholders of the Company, and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Information Statement will comply in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

3.25 Brokers. None of the Company, or any of its officers, directors or employees, has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement for or with respect to which Northeast is or might be liable.

3.26 SEC Filings. The Company has filed all forms, reports and documents required to be filed by the Company with the SEC since the effective date of the Company's initial filing and has made available to Northeast copies of all such forms, reports and documents ("Company SEC Reports"). As of their respective dates, the Company SEC Reports were prepared in accordance with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company SEC Reports did not, at the time they were filed or if amended or superceded, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements contained in the Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and were prepared in accordance with GAAP applied on a consistent basis or in the case of unaudited interim financial statements fairly presented the financial position of the Company as at the dates thereof. Except as disclosed in the Company financial statement, the Company does not have any liabilities required under GAAP to be set forth on its balance sheet which, in the aggregate, are material to the business results of operations or financial condition of the Company.

3.27 Listing of Company Shares. The Company has no actual knowledge of any fact or circumstance which would prevent it's shares from being listed on the Nasdaq Over-the-Counter Bulletin Board.

                                    ARTICLE 4
                                    COVENANTS

4.1 Conduct of Business of Northeast. Except as required by this Agreement or with the prior written consent of the Company, during the period from the date of this Agreement to the Effective Date, Northeast will conduct its operations only in the ordinary course of business. Without limiting the generality to the foregoing, and except as otherwise required or contemplated by this Agreement, Northeast will not, prior to the Effective Date, without the prior written consent of the Company, not to be unreasonably withheld:

4.1.1 adopt any amendment to its articles of organization or operating agreement;

4.1.2 issue, reissue or sell or authorize the issuance, reissuance or sale of additional Membership Interests or any rights, warrants or options to acquire any instruments convertible into Membership Interests;

4.1.3 declare, set aside or pay any distribution (whether in cash, property or any combination thereof) in respect of the Membership Interests, except for regularly scheduled distributions intended to satisfy the allocable tax obligations of the Members by return of their ownership of the Membership Interests;

4.1.4 enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement or increase in any manner the compensation or fringe benefits of, or modify the employment terms of, its Members, managers or employees, generally or individually, or pay any benefit not required by the terms in effect on the date hereof of any existing Employee Benefit Plan, other than in the ordinary course of business consistent with past practice make normal merit increases to employees of Northeast;

4.1.5 create, incur or assume any debt not currently outstanding (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to or investments in, any other person or entity, except, in each case, in the ordinary course of business;

4.1.6 change in any material respect its accounting methods, principles or practices, except insofar as may be required by a change in generally accepted accounting principles;

4.1.7 make any material tax election or settle or compromise any material income tax liability;

4.1.8 acquire, sell, lease, encumber or dispose of any assets or property, other than purchases and sales of assets in the ordinary course of business;

4.1.9 discharge or satisfy any security interest or pay any obligation or liability other than in the ordinary course of business;

4.1.10 mortgage or pledge any of its property or assets or subject any such assets to any security interest other than in the ordinary course of business;

4.1.11 sell, assign, transfer or license any Intellectual Property, other than in the ordinary course of business;

4.1.12 enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive, release or assign any material rights under, any material contract or agreement;

4.1.13 make or commit to make any capital expenditure in excess of $20,000 per item or in an aggregate in excess of $50,000;

4.1.14 willfully take any action, or willfully fail to take any action required or permitted by this Agreement with the intent that such action or failure to take action could result in (i) any of the representations and warranties of Northeast set forth in this Agreement becoming untrue or (ii) any of the conditions to the Combination set forth in Article 6 not being satisfied;

4.1.15 hire, terminate or discharge any key employee or engage or terminate any key consultant, provided however that any such employee or consultant may himself or herself terminate his or her relationship with the Company in accordance with the terms of any applicable employment, consulting or similar agreement; and

4.1.16   agree in writing or otherwise to take any of the foregoing actions.

4.2 Access to Information. From the date hereof until the Effective Time and subject to applicable Law, Northeast will, and each of its respective Members, managers, employees, counsel, advisors and representatives (collectively, the "Northeast Representatives") agree to (i) provide the Company and its officers, employees, counsel, advisors and representatives (collectively, the "Company Representatives") access, during normal business hours and upon reasonable notice, to the offices and other facilities and to the books, records, financial statements and other documents and materials relating to the financial condition, assets and liabilities of Northeast, and will permit the Company to make inspections of such as either of them may reasonably require; (ii) cause the Northeast Representatives to furnish the Company and the Company Representatives to the extent available with such other information with respect to the business of Northeast as the Company may from time to time reasonably request; and (iii) confer and consult with the Company Representatives, as the Company may reasonably request, to report on operational matters, financial matters and the general status of ongoing business operations of Northeast. Unless otherwise required by Law and except as is necessary to disseminate the Information Statement, the Company will, and will cause the Company Representatives to hold any such information in confidence until such time as such information otherwise becomes publicly available through no wrongful act of the Company or the Company Representatives.

4.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided and to applicable legal requirements, so long as this Agreement has not been terminated according to its terms, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, consistent with the fiduciary duties of such party's respective governing body, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper or advisable under applicable Laws and regulations to ensure that the conditions set forth in Article 6 are satisfied and to consummate and make effective the transactions contemplated by the Information Statement and this Agreement, including, without limitation, to make promptly their respective filings and thereafter to make any other submissions required under applicable Laws. In addition, if at any time prior to the Effective Time any event or circumstance relating to either Northeast or the Company should be discovered by Northeast or the Company, as the case may be, and which should be set forth in an amendment to the Information Statement, the discovering party will promptly inform the other party of such event or circumstance and promptly take all steps necessary to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to the shareholders of the Company, in each case as to the extent required by applicable Law. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement, as the case may be, shall take all such necessary action.

4.4 Consents. Each of the parties will use its commercially reasonable efforts to obtain as promptly as practicable all Consents of any Governmental Entity or any other person required in connection with the consummation of the transactions contemplated by the Information Statement and this Agreement.

4.5 Public Announcements. Subject to applicable Law, so long as this Agreement is in effect, the Company and Northeast agree to consult with each other before issuing any press release or otherwise making any public statement (including any statements included in any filing with the SEC) with respect to the Combination, the Information Statement and the other transactions contemplated by this Agreement.

4.6 No Solicitation. Northeast shall use its commercially reasonable efforts to cause the Members, managers, employees, investment bankers, attorneys and other agents and representatives of Northeast to, immediately cease any existing activities, information exchanges, discussions or negotiations with any person other than the Company (a "Third Party") heretofore conducted with respect to any Acquisition Transaction (as hereinafter defined). Northeast shall not, and shall use its commercially reasonable efforts to cause the Members, managers, employees, investment bankers, attorneys and other agents and representatives of Northeast not to, directly or indirectly, (i) solicit, initiate, continue, or encourage (including by way of furnishing or disclosing non-public information) any inquiries, proposals or offers from any Third Party with respect to any acquisition or purchase of all or a material portion of the assets or business of, or any significant equity interest in, or any consolidation or business combination with, or any similar transaction involving, Northeast (the foregoing being referred to collectively as an "Acquisition Transaction"), or (ii) negotiate or otherwise communicate in any way with any Third Party with respect to any Acquisition Transaction or enter into, approve or recommend any agreement, arrangement or understanding requiring Northeast to abandon, terminate or fail to consummate the Combination or any other transaction contemplated hereby. Additionally, Northeast shall terminate all letters of intent or agreements with respect to any Acquisition Transaction outstanding as of the date hereof and shall provide evidence of such termination to the Company.

4.7 Notification of Certain Matters. The Company and Northeast shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects; and (b) any failure of Northeast or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

4.8 Deliveries of Information. From time to time after the date of this Agreement and prior to the Effective Time (unless this Agreement is terminated), Northeast shall furnish promptly to the Company:

4.8.1 a copy of each report, schedule and other document filed by Northeast or received by Northeast after the date of this Agreement pursuant to the requirements of federal or state securities Laws promptly after such documents are available, and

4.8.2 the monthly consolidated financial statements of Northeast (as prepared by Northeast in accordance with its normal accounting procedures) promptly after such financial statements are available.

                                    ARTICLE 5
                                    COVENANTS

5.1 Conduct of Business of the Company. Except as required by this Agreement or with the prior written consent of Northeast, during the period from the date of this Agreement to the Effective Date, the Company will conduct its operations only in the ordinary course of business. Without limiting the generality to the foregoing, and except as otherwise required or contemplated by this Agreement, the Company will not, prior to the Effective Date, without the prior written consent of the Company, not to be unreasonably withheld:

5.1.1 adopt any amendment to its articles of incorporation or bylaws other than those contained in the
Information Statement;

5.1.2 issue, reissue or sell or authorize the issuance, reissuance or sale of additional capital stock or any rights, warrants or options to acquire any instruments convertible into capital stock other than those contained in the Information Statement;

5.1.3 declare, set aside or pay any distribution (whether in cash, property or any combination thereof) in respect of its Common Stock;

5.1.4 enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement or increase in any manner the compensation or fringe benefits of, or modify the employment terms of, its managers or employees, generally or individually, or pay any benefit not required by the terms in effect on the date hereof of any existing Employee Benefit Plan, other than in the ordinary course of business consistent with past practice make normal merit increases to its employees;

5.1.5 create, incur or assume any debt not currently outstanding (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to or investments in, any other person or entity, except, in each case, in the ordinary course of business; and

5.1.6 change in any material respect its accounting methods, principles or practices, except insofar as may be required by a change in generally accepted accounting principles;

5.1.7 make any material tax election or settle or compromise any material income tax liability;

5.1.8 acquire, sell, lease, encumber or dispose of any assets or property, other than purchases and sales of assets in the ordinary course of business;

5.1.9 discharge or satisfy any security interest or pay any obligation or liability other than in the ordinary course of business;

5.1.10 mortgage or pledge any of its property or assets or subject any such assets to any security interest other than in the ordinary course of business;

5.1.11 sell, assign, transfer or license any Intellectual Property, other than in the ordinary course of business;

5.1.12 enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive, release or assign any material rights under, any material contract or agreement;

5.1.13 make or commit to make any capital expenditure in excess of $20,000 per item or in an aggregate in excess of $50,000;

5.1.14 willfully take any action, or willfully fail to take any action required or permitted by this Agreement with the intent that such action or failure to take action could result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or (ii) any of the conditions to the Combination set forth in Article 6 not being satisfied;

5.1.15 hire, terminate or discharge any key employee or engage or terminate any key consultant, provided however that any such employee or consultant may himself or herself terminate his or her relationship with the Company in accordance with the terms of any applicable employment, consulting or similar agreement; and

5.1.16   agree in writing or otherwise to take any of the foregoing actions.

5.2 Access to Information. From the date hereof until the Effective Time and subject to applicable Law, the Company will, and each Company Representative will (i) provide Northeast and each Northeast Company access, during normal business hours and upon reasonable notice, to the offices and other facilities and to the books, records, financial statements and other documents and materials relating to the financial condition, assets and liabilities of the Company, and will permit Northeast to make inspections of such as either of them may reasonably require; (ii) cause the Company Representatives to furnish Northeast and the Northeast Representatives to the extent available with such other information with respect to the business the Company as Northeast may from time to time reasonably request; and (iii) confer and consult with Northeast Representatives, as Northeast may reasonably request, to report on operational matters, financial matters and the general status of ongoing business operations of the Company. Unless otherwise required by Law and except as is necessary to disseminate the Information Statement, Northeast will, and will cause the Northeast Representatives to hold any such information in confidence until such time as such information otherwise becomes publicly available through no wrongful act of Northeast or the Northeast Representatives.

5.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided and to applicable legal requirements, so long as this Agreement has not been terminated according to its terms, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, consistent with the fiduciary duties of such party's respective governing body, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper or advisable under applicable Laws and regulations to ensure that the conditions set forth in Article 6 are satisfied and to consummate and make effective the transactions contemplated by the Information Statement and this Agreement, including, without limitation, to make promptly their respective filings and thereafter to make any other submissions required under applicable Laws. In addition, if at any time prior to the Effective Time any event or circumstance relating to either Northeast or the Company should be discovered by Northeast or the Company, as the case may be, and which should be set forth in an amendment to the Information Statement, the discovering party will promptly inform the other party of such event or circumstance and promptly take all steps necessary to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to the shareholders of the Company, in each case as to the extent required by applicable Law. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement, as the case may be, shall take all such necessary action.

5.4 Consents. Each of the parties will use its commercially reasonable efforts to obtain as promptly as practicable all Consents of any Governmental Entity or any other person required in connection with the consummation of the transactions contemplated by the Registration Statement, Proxy Statement, and this Agreement.

5.5 Public Announcements. Subject to applicable Law, so long as this Agreement is in effect, the Company and Northeast agree to consult with each other before issuing any press release or otherwise making any public statement (including any statements included in any filing with the SEC) with respect to the Combination, the Information Statement and the other transactions contemplated by this Agreement.

5.6 No Solicitation. The Company shall use its commercially reasonable efforts to cause its employees, investment bankers, attorneys and other agents and representatives of the Company to, immediately cease any existing activities, information exchanges, discussions or negotiations with any Third Party heretofore conducted with respect to any Acquisition Transaction. The Company shall not, and shall use its commercially reasonable efforts to cause its employees, investment bankers, attorneys and other agents and representatives of the Company not to, directly or indirectly, (i) solicit, initiate, continue, or encourage (including by way of furnishing or disclosing non-public information) any Acquisition Transaction, or (ii) negotiate or otherwise communicate in any way with any Third Party with respect to any Acquisition Transaction or enter into, approve or recommend any agreement, arrangement or understanding requiring the Company to abandon, terminate or fail to consummate the Combination or any other transaction contemplated hereby. Additionally, the Company shall terminate all letters of intent or agreements with respect to any Acquisition Transaction outstanding as of the date hereof and shall provide evidence of such termination to Northeast.

5.7 Notification of Certain Matters. The Company and Northeast shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects; and (b) any failure of Northeast or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

5.8 Deliveries of Information. From time to time after the date of this Agreement and prior to the Effective Time (unless this Agreement is terminated), the Company shall furnish promptly to Northeast:

5.8.1 a copy of each report, schedule and other document filed by the Company or received the Company after the date of this Agreement pursuant to the requirements of federal or state securities Laws promptly after such documents are available, and

5.8.2 the monthly consolidated financial statements of the Company (as prepared by the Company in accordance with its normal accounting procedures) promptly after such financial statements are available.



                                    ARTICLE 6
                  CONDITIONS TO CONSUMMATION OF THE COMBINATION

6.1 Conditions to Each Party's Obligation to Effect the Combination. The respective obligations of the Company and Northeast to consummate the Combination are subject to the satisfaction or waiver in writing by each Party hereto at or before the Effective Date of each of the following conditions:

6.1.1 Shareholder Approval. The shareholders of the Company shall have duly approved and adopted this Agreement and the transactions contemplated hereby to the extent required pursuant to the requirements of the Company's articles of incorporation and applicable Law.

6.1.2 Member Approval. The Members shall have duly approved and adopted this Agreement and the transactions contemplated hereby to the extent required pursuant to the requirements of Northeast's operating agreement and applicable law.

         6.1.3 Issuance of Shares. The Company shall have issued the Company Stock to Northeast.

6.1.4 Injunctions; Illegality. The consummation of the Combination shall not be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or any Governmental Entity, and there shall not have been any statute, rule or regulation enacted, promulgated or deemed applicable to the Combination by any Governmental Entity that prevents the consummation of the Combination.

6.1.5 Representations and Warranties True. The representations and warranties of the parties contained herein, in the Disclosure Schedule and in all certificates and other documents delivered by each party to the other in connection with the transactions contemplated hereby shall be true in all material respects as of the date made and as of the Closing Date.

                                    ARTICLE 7
                             POST-CLOSING COVENANTS

7.1 Officers and Directors. Following the Closing, the Company shall cause to be appointed the following individuals to the indicated positions and such individuals shall serve until the next annual meeting of shareholders:

         Brian Rogerson                                 President and Director
         Sean Rogerson                                  Vice President
         Anthony Gabriele                               Director
         Daniel L. Hodges                               Secretary and Director


                                    ARTICLE 8
                         TERMINATION; AMENDMENTS; WAIVER

8.1   Termination.   This  Agreement  may  be  terminated  and  the  Combination contemplated hereby may be abandoned at any time prior to the Effective Date (notwithstanding approval thereof by the shareholders of the Company):

8.1.1    by mutual written consent of the Company and Northeast;

8.1.2 by either the Company or Northeast, if the Combination has not been consummated by November 15, 2001 and the terminating party is not in material breach of its obligations hereunder;

8.1.3 by either the Company or Northeast, if there shall be any Law or regulation that makes consummation of the Combination or otherwise prohibited or if any judgment, injunction, order or decree enjoining the Company or Northeast from consummating the Combination is entered and such judgment, injunction, order or decree shall become final and unappealable;

8.1.4 The Company may terminate this Agreement by giving written notice to Northeast if Northeast is in breach, and Northeast may terminate this Agreement by giving written notice to the Company in the event that the Company is in breach, of any material representation, warranty, or covenant contained in this Agreement, and such breach is not remedied within ten days of delivery of written notice thereof; or

8.1.5 by the Company, if the shareholders of the Company fail to approve the Combination at any meeting called for the purpose of approving the Combination.

8.2 Effect of Termination.

8.2.1 Whether or not the Combination is consummated, all costs and expenses incurred in connection with the Combination, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

8.2.2 In the event of termination of this Agreement by either Northeast or the Company, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or their respective Members, managers, directors, officers and shareholders.

8.3 Amendment. To the extent permitted by applicable Law, this Agreement may be amended by the parties at any time before or after approval of this Agreement by the shareholders of the Company; provided, however, that after any such shareholder approval, no amendment shall be made which by law requires further approval of the Company's shareholders without the approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

8.4 Extension; Waiver. At any time prior to the Effective Date, a party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto by any other party or (c) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

8.5 Procedure for Termination, Extension or Waiver. A termination, amendment or an extension or waiver of this Agreement in order to be effective shall require, in the case of the Company or Northeast, action by its Board of Directors or Members, respectively.

                                    ARTICLE 9
                                  MISCELLANEOUS

9.1 Non-Survival of Representations and Warranties. None of the representations and warranties made in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This paragraph 9.1 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time.

9.2      Entire Agreement; Assignment.

9.2.1 This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

9.2.2 Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the Company and Northeast any rights or remedies hereunder.

9.3 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

9.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or facsimile to the respective parties as follows:


         If to the Company:  Knight Investment Ltd.
                             11601 East Lusitano Pl.
                             Tucson, Arizona 85748
                             Attention:  Daniel L. Hodges, President
                             Fax:     (520) 731-9892

         with a copy to:     Quarles & Brady Streich Lang LLP
                             One Renaissance Square
                             Two North Central Avenue
                             Phoenix, Arizona 85004
                             Attention: Christian J. Hoffmann, III, Esq.
                             Fax:     (602) 420-5008

         If to Northeast:    Northeast Mortgage, L.L.C.
                             3550 N. Central Avenue
                             Phoenix, Arizona 85012
                             Brian P. Rogerson, President
                             Fax:     (708)585-3842

         with a copy to:     Sullivan, Biraglia, Winans & Eberhard
                             7254 East Southern Avenue
                             Mesa, Arizona  85208
                             Attn: Joseph Biraglia, Esq.
                             Fax:     (480)615-7801

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

9.6 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

9.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

9.8 Fees and Expenses. All fees, costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such fees and expenses, whether or not the Combination is consummated.

9.9 Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

9.10 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

                [THE REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.



                                                     KNIGHT INVESTMENTS LIMITED




                                                     Daniel L. Hodges
                                                     President



                                                     NORTHEAST MORTGAGE, LLC




                                                     By:
                                                     Its:

                                   Appendix B
                           RIGHTS OF DISSENTING OWNERS



NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic  limited-liability  company.
The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the domestic corporation is a party:

                  (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                  (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

         (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

         (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087).


NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National
         Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

         (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

         (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                  (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                           (I)      The surviving or acquiring entity; or

                           (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                  (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

         (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

         (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

         (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

         (b)      Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

         (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

         (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

         (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

         (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

         (e)     Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
                                             -----------    -------
(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1.       A stockholder to whom a dissenter's notice is sent must:

         (a)      Demand payment;

         (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

         (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

         (a) Of the county where the corporation's registered office is located; or

         (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.       The payment must be accompanied by:

         (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

         (b) A statement of the subject corporation's estimate of the fair value of the shares;

         (c)      An explanation of how the interest was calculated;

         (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

         (e)      A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

         (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

         (b)      For  the  fair   value,   plus   accrued   interest,   of  his
                  after-acquired   shares  for  which  the  subject  corporation
                  elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

         (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

                                   Appendix C


                             KNIGHT INVESTMENTS LTD.
                             2001 STOCK OPTION PLAN



         The following definitions shall be applicable throughout the Plan:

(a) "Board" means the Board of Directors of the Company.

(b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

(d) "Committee" means the committee appointed by the Board to administer the Plan as referred to in Article V.

(e) "Commission" means the Securities and Exchange Commission or any successor agency.

(f) "Company" means Knight Investments Ltd., a Nevada corporation.

(g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

(h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

(i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(j) "Fair Market Value" is defined in Article IV.

(k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

(l) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of ss.422 of the Code.

(m) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

(n)  "Non-Incentive  Options"  means an Option which is not an  Incentive  Stock
Option

(o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

(p) "Option" means an award granted under Article IX of the Plan and includes both Non-Incentive Options and Incentive Stock Options.

(q) "Plan" means this 2001 Stock Option Plan.

(r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(s) "Share" means a share of Stock.

(t) "Stock" means common stock of the Company as described in the Articles of Incorporation.

(u) "Subsidiary" means "subsidiary corporation" as defined inss.424(f) of the Code.

(v) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

(w) "Treasury" means the Department of the Treasury of the United States of America.

ARTICLE I.


                       Designation and Purpose of the Plan

         The Plan shall be known as the "2001 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Board, subject to the approval by the shareholders of the Company, on October 30, 2001. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

ARTICLE II.


                          Shares Available for Purchase

         A maximum of 1,000,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Shares reserved for issuance shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. If an Eligible Employee pays the exercise price of any given Option by having shares withheld which, upon exercise, would have a Fair Market Value at the time the Option is exercised equal to the Option price, then the withheld shares will not be deducted from those shares reserved for issuance under the Plan. Also, if the Company, at any time during the effective period of this plan, repurchases Shares on the open market, then the Board may, but is not required to, add such Shares to the pool of Shares reserved for issuance under this Plan. However, the number of shares authorized for issuance under the Plan may never exceed 1,000,000 at any given time.

         In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.

ARTICLE III.


                         Limit on Value of Option Shares

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.

ARTICLE IV.


                       Determination of Fair Market Value

         As used herein the term "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

ARTICLE V.


                       Stock Options and Option Agreements

5.1 Stock Options under the Plan may be of two types: Incentive Stock Options and Non-Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under ss.422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such ss.422.

5.2 Each Option granted under the Plan shall be evidenced by an option agreement ("Option Agreement"), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

5.2.1 Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

5.2.2 Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

5.2.3 Options shall not be transferable by the Holder except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order and shall be exercisable during the Holder's lifetime only by the Holder; and

5.2.4 An unexpired Option shall become immediately exercisable (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect,
(3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

5.3 The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

5.4 The terms and conditions of the Option Agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

ARTICLE VI.


                     Compensation and Stock Option Committee

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an "outside director" as defined in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to It under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.

ARTICLE VII.


                                  Option Price

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

ARTICLE VIII.


                               Exercise of Option

8.1 Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

8.1.1 such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

8.1.2 such Option by its terms is not  exercisable  after the  expiration of ten
(10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

8.1.3 such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution and pursuant to a qualified domestic relations order.

8.2      An Option shall lapse under the following circumstances:

8.2.1 Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

8.2.2 If the Holder dies within the Option period, the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

8.2.3 Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

8.3 No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.


ARTICLE IX.


                                   Eligibility

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.

ARTICLE X.


                       Capital Adjustments Affecting Stock

10.1 If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

10.2 In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.

ARTICLE XI.


                      Amendments, Suspension or Termination

11.1 The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

11.1.1 Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in
Article X;

11.1.2 Change the minimum purchase price for the optioned Shares, except as provided in Article X;

11.1.3 Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

11.1.4 Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

11.1.5   Extend the termination date of the Plan.

11.2 The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant's outstanding Options under the Plan.

11.3 Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of ss.422 of the Code.

ARTICLE XII.


                        Effective Date, Term and Approval

         The effective date for this Amended Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.

ARTICLE XIII.


                                     General

13.1 Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.2 Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.3 Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

13.4 Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

13.5 Beneficiaries. Any issuance of shares upon exercise of Options issued under this Plan to be made to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, issuance shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

13.6 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7 Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

13.8 Relationship to Other Benefits. No grant of any Options under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

13.8.1 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9 Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

13.10 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.11 Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

13.12 Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.